(File Nos. 33-49570 and 811-6742)
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.___)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]
Check the appropriate box:

         [X] Preliminary Proxy Statement
         [ ] Confidential,  for Use of the Commission Only (as permitted by Rule
             14a-6(3)(2))
         [ ] Definitive Proxy Statement
         [ ] Definitive Additional Materials
         [ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                  MONARCH FUNDS
                (Name of Registrant as Specified in its Charter)

                         BOARD OF TRUSTEES OF REGISTRANT
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

         [X]    No fee required
         [ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
                and 0-11

                  1) Title of each class of securities to which transaction applies:

                  2)  Aggregate  number  of  securities  to  which   transaction
                      applies:

                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  4)  Proposed maximum aggregate value of transaction:

                  5)  Total fee paid:


         [ ]    Fee paid previously with preliminary materials.
         [ ]    Check box if any part of the fee is offset  as  provided  by
                Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  1)  Amount Previously Paid:
                      ____________________

                  2)  Form, Schedule or Registration Statement No.:
                      ____________________

                  3)  Filing Party:
                      ____________________

                  4)  Date Filed:
                      ____________________

M O N A R C H  F U N D S
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Treasury Cash Fund
Government Cash Fund
Cash Fund

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 12, 1997



Dear Shareholders:

Notice is hereby given that a Special Meeting of Shareholders of Treasury Cash Fund, Government Cash Fund and Cash Fund (each a "Fund" and collectively the "Funds"), the three series of Monarch Funds (the "Trust"), will be held at the offices of Forum Financial Services, Inc., the Trust's manager and distributor, at Two Portland Square, Portland, Maine 04101, on Friday, December 12, 1997 at 2:00 p.m. Eastern time, for the following purpose:

         1. To authorize the Trust, on behalf of the Funds, to vote at a meeting of Core Trust (Delaware) to approve a new Investment Advisory Agreement between Core Trust (Delaware) and Forum Investment Advisors, LLC; and

         2. To transact such other business as may properly come before the meeting.

The Proposal is discussed more fully in the attached Proxy Statement.

You are entitled to vote at the meeting and any adjournment thereof if you owned shares of any of the Funds at the close of business on November 3, 1997. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card(s) in the enclosed postage paid envelope.

                                              By order of the Board of Trustees,




                                                              David I. Goldstein
                                                    Vice President and Secretary


Portland, Maine
November 12, 1997





--------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S), DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.
--------------------------------------------------------------------------------

M O N A R C H  F U N D S
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Treasury Cash Fund
Government Cash Fund
Cash Fund

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 12, 1997



INTRODUCTORY MATTERS

This is a proxy statement for Monarch Funds (the "Trust"), a registered open-end management investment company that currently has three series of shares outstanding: Treasury Cash Fund, Government Cash Fund and Cash Fund (each a "Fund" and collectively the "Funds"). This proxy statement is being furnished to the shareholders of the Funds in connection with the Board of Trustees' (the "Board") solicitation of proxies to be used at a special meeting of shareholders of the Funds to be held on December 12, 1997 or any adjournment(s) thereof (the "Meeting"). This proxy statement will first be mailed to shareholders on or about November 12, 1997.

The record date to determine shareholders eligible to vote at the meeting is November 3, 1997. Shareholders of the Funds on the record date (hereafter "Shareholders") will be entitled to one vote for each share held on that date. One third of the shares of a Fund outstanding on the record date, represented in person or by proxy, must be present to form a quorum for the transaction of business at the Meeting for that Fund. In the event that a quorum for a Fund is present at the meeting but sufficient votes to approve the proposal for that Fund are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares of the Fund represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote for any such proposal for such adjournment and will vote those proxies required to be voted against any such proposal against such adjournment. A shareholder vote may be taken on any proposal in this proxy statement prior to adjournment if sufficient votes have been received and it is otherwise appropriate.

The persons named as proxies on the enclosed proxy card(s) will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed. If you give no voting instructions, your shares will be voted in favor of the proposal described in this proxy statement. The proxy card may be revoked by giving another proxy, by letter or telegram revoking your proxy received by the Trust prior to the meeting, or by appearing and voting at the meeting.

Abstentions and broker non-votes will be counted as shares present for determining whether a quorum is present but will not be counted for or against any adjournment. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment. Abstentions and broker non-votes will also not be counted as votes cast for the purpose of determining whether sufficient votes have been received to approve a proposal. Broker non-votes are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

The solicitation of proxies, the cost of which will be borne by Forum Financial Services, Inc. ("Forum"), the Trust's manager and distributor, will be made primarily by mail but also may include telephone or oral communications by regular employees of Forum or its affiliates. These persons will not receive any compensation from the Trust for their solicitation efforts. The Trust will furnish to each person to whom the Proxy Statement is delivered, a copy of the Trust's latest annual report to shareholders upon request without charge. Requests may be directed by phone to shareholder services at (800) 754-8757 or in writing, in care of the Trust, at Two Portland Square, Portland, Maine 04101.

MASTER-FEEDER ARRANGEMENTS

Under a structure commonly referred to as "master-feeder," each of Treasury Cash Fund, Government Cash Fund and Cash Fund invests all of its investable assets in Treasury Cash Portfolio, Government Cash Portfolio and Cash Portfolio (each a "Portfolio" and collectively the "Portfolios"), respectively. These three portfolios are separate series of Core Trust (Delaware) ("Core Trust"), itself a registered open-end management investment company. Each Portfolio directly acquires securities and its corresponding Fund (as well as other investors in the Portfolio) acquires an indirect interest in those securities. Under this structure, investment advisory services are rendered to the Portfolios and not the Funds, but shareholders of the Funds are afforded the same rights to vote on the investment advisory agreement of the Portfolios as they would have if the Funds invested directly in portfolio securities.

Under the master-feeder structure, on behalf of each Fund as an interestholder in the applicable Portfolio, at the meeting of interestholders of the Portfolio the Board will vote the Fund's interest in the same proportion as Shareholders cast their votes at the Meeting. For example, as of November 3 Cash Fund owned [ ]% of the outstanding interests in Cash Portfolio (Daily Assets Cash Fund, a separate series of Forum Funds, a registered open-end management investment company, owned the other [ ]% in Cash Portfolio). If, at the Meeting, 60% of the votes cast by Cash Fund Shareholders are for Proposal 1, the Board will vote 60% of Cash Fund's interest in Cash Portfolio for the investment advisory agreement amendment. As of November [ ], Treasury Cash Fund and Government Cash Fund owned substantially all of the outstanding interests of Treasury Cash Portfolio and Government Cash Portfolio, respectively. There can be no assurance that a majority of each Fund's shareholders will be able to determine the outcome of the vote by interestholders of each Portfolio on the Proposal.

PROPOSAL 1 - APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Linden Asset Management, Inc. ("Linden"), current investment adviser to the Portfolios, plans to enter into a purchase and sale agreement (the "Purchase and Sale Agreement") with Forum Advisors, Inc. ("Forum Advisors"), current investment subadviser to the Portfolios, under which Form Advisors will acquire Linden (the "Acquisition"). Management of Forum Advisors anticipates that Forum Advisors will reorganize into a limited liability company, Forum Investment Advisors, LLC ("Forum Investment Advisors") prior to the closing of the Acquisition, which is currently planned for January 2, 1998. The Acquisition will result in the automatic termination of the current investment advisory agreement between Linden and Core Trust (the "Current Advisory Agreement"). Accordingly, as a result of the anticipated termination of the Current Advisory Agreement, the Board is proposing for shareholder approval a new investment advisory agreement between Core Trust and Forum Investment Advisors with respect to each Portfolio (the "New Advisory Agreement") that would become effective upon termination of the Current Advisory Agreement. The Acquisition is contingent upon approval of the New Advisory Agreement by the interestholders of all three Portfolios.

In order for the New Advisory Agreement to be approved, a "majority of the interests in a Portfolio" must approve the agreement. For this purpose, a "majority of the interests in a Portfolio" requires the affirmative vote of the lesser of (i) more than 50% of the outstanding interests of the Portfolio or
(ii) 67% of the interests of the Portfolio present or represented at an interestholders meeting at which the holders of more than 50% of the outstanding interests of the Portfolio are present or represented. The Portfolios and, to the best of the Trust's knowledge, all other investment company interestholders in the Portfolios, will have a shareholders meeting on or about the same date as the Meeting.

In addition, the current investment advisory agreement between Forum Advisors and Core Trust, under which Forum Advisors provides investment advisory services to each Portfolio at the request of Linden (the "Current Subadvisory Agreement"), will also terminate automatically upon approval of the New Advisory Agreement.

CURRENT ADVISORY AGREEMENT

Under the Current Advisory Agreement, Linden, subject to the control of the Board of Trustees of Core Trust (the "Core Board"), manages the Portfolios' investments. In this regard, it is the responsibility of Linden to continuously provide the

Portfolios with investment management, including investment research, advice and supervision, to determine which securities shall be purchased or sold by the Portfolios, and to make purchases and sales of securities on behalf of the Portfolios. The Portfolios are currently the only advisory accounts of Linden.

The Current Advisory Agreement was initially approved by the Core Board on August 30, 1995. The Current Advisory Agreement was last submitted to interestholders for approval on December 27, 1996 and the current Advisory Agreement is dated January 1, 1997. The Current Advisory Agreement with respect to the Portfolios continues in effect for successive twelve-month periods with respect to a Portfolio; provided that the continuance is specifically approved at least annually (i) by the Core Board or by vote of a majority of the outstanding voting interests of a Portfolio, and in either case, (ii) by a majority of Core Trust's trustees who are not parties to the Current Advisory Agreement or interested persons of any such party (other than as trustees of Core Trust). If the continuation of the Current Advisory Agreement is not approved as to a Portfolio, Linden may continue to render services described in the Current Advisory Agreement to the other Portfolios. Continuance of the Current Advisory Agreement in its present form was most recently approved by the Core Board at a meeting held on September 22, 1997. The Current Advisory Agreements is terminable without penalty (i) by the Core Board or by a vote of a majority of the outstanding voting securities of a Portfolio on 60 days' written notice to Linden or (ii) by Linden on 60 days' written notice to Core Trust. The Current Advisory Agreement will automatically terminate in the event of its assignment.

On September 1, 1995 each Fund converted to a master-feeder structure by contributing all of its assets to its respective Portfolio. Linden provided investment advisory services to each Fund prior to that date.

Prior to January 1, 1997, Linden received from each Portfolio and advisory fee for its services based on the total assets of the Portfolios combined (the "Total Portfolio Assets") as follows: 0.05% of the first $200 million of Total Portfolio Assets, 0.03% of the next $300 million of Total Portfolio Assets, and 0.02% of the remaining Total Portfolio Assets. Since January 1, 1997, Linden has received from each Portfolio an advisory fee for its services based on Total Portfolio Assets as follows: 0.06% of the first $200 million of Total Portfolio Assets, 0.04% of the next $300 million of Total Portfolio Assets, and 0.03% of the remaining Total Portfolio Assets. All advisory fees are paid to Linden monthly. The advisory fees paid to Linden for the Portfolio's fiscal year ended August 31, 1997 were: Treasury Cash Portfolio; $19,083; Government Cash Portfolio; $196,857; and Cash Portfolio; $72,872.

TERMS OF LINDEN ACQUISITION

Linden is wholly owned by Anthony R. Fischer, Jr., its president and sole director. Linden's and Mr. Fischer's principal business address is 812 North Linden Drive, Beverly Hills, California 90210. Under the Purchase and Sale Agreement, Forum Advisors would pay to Mr. Fischer a purchase price of $750,000 for all of Linden's stock. A copy of the proposed Purchase and Sale Agreement is attached hereto as Exhibit A. Under the Purchase and Sale Agreement, Forum Investment Advisors intends to enter into an agreement (the "Consulting Agreement") with a new company solely owned by Mr. Fischer under which Mr. Fischer will continue to provide portfolio management services to the Portfolios, under the supervision of Forum Investment Advisors, for five years from the Acquisition closing date, which is currently scheduled for January 2, 1998.

NEW INVESTMENT ADVISORY AGREEMENT

Under the proposed New Advisory Agreement, Forum Investment Advisors, subject to the control of the Board of Trustees of Core Trust (the "Core Board"), will manage the Portfolios' investments. In this regard, it will be the responsibility of Forum Investment Advisors to continuously provide the Portfolios with investment management, including investment research, advice and supervision, to determine which securities shall be purchased or sold by the Portfolios, and to make purchases and sales of securities on behalf of the Portfolios. Forum Advisors currently advises (and it is anticipated that Forum Investment Advisors will advise effective as of January 2, 1998) five other mutual funds, including another money market fund. As described above, Mr. Fischer will continue to provide portfolio management services to the Portfolios under the proposed Consulting Agreement.

Like the Current Advisory Agreement, the New Advisory Agreement with respect to the Portfolios will continue in effect for successive twelve-month periods with respect to a Portfolio; provided that the continuance is specifically approved at least annually (i) by the Core Board or by vote of a majority of the outstanding voting interests of a Portfolio, and in either case, (ii) by a majority of Core Trust's trustees who are not parties to the New Advisory Agreement or interested persons of any such party (other than as trustees of Core Trust). If the continuation of the New Advisory Agreement is not approved as to a Portfolio, Forum Investment Advisors may continue to render services described in the New Advisory Agreement to the other Portfolios. The New Advisory Agreement will be terminable without penalty (i) by the Core Board or by a vote of a majority of the outstanding voting securities of a Portfolio on 60 days' written notice to Linden or (ii) by Linden on 60 days' written notice to Core Trust. The New Advisory Agreement will automatically terminate in the event of its assignment.

Under the New Advisory Agreement, Forum Investment Advisors would receive from each Portfolio an advisory fee equal to that under the Current Advisory Agreement. No fee change is proposed in the New Advisory Agreement, a copy of which is attached hereto as Exhibit B.

FORUM INVESTMENT ADVISORS AND ITS AFFILIATES

As described above, management of Forum Advisors anticipates that Forum Advisors will reorganize into a Delaware limited liability company, Forum Investment Advisors, prior to the closing of the Acquisition, which is currently planned for January 2, 1998. It is also anticipated that Forum Investment Advisors, Forum, Forum Financial Corp., the Trust's transfer agent, as well as several other of their affiliated entities, will become subsidiaries of Forum Financial Group, LLC ("Forum Financial Group"), a Maine limited liability company which will be owned solely by John Y. Keffer, Chairman and President of the Trust. The principal business address of Forum Investment Advisors as well as its parent company, Forum Financial Group, will be Two Portland Square, Portland, Maine 04101. At some future time, Forum Investment Advisors, Forum, Forum Financial Corp., as well as several other of their affiliated entities, may become subsidiaries of an intermediary company to be owned solely by Forum Financial Group. If so, appropriate approval will be sought at that time.

Forum serves as the principal underwriter of each Fund, the manager of the Trust and administrator of the Portfolios. Forum and its affiliates currently has over $[ ] billion in assets under administration, which includes the assets of the Trust and various other clients. Forum Financial Corp. currently provides both fund accounting and transfer agency services to over [ ] clients. As described above, Forum Advisors currently provides portfolio management services to five mutual funds including one money market fund.

John Y. Keffer, Chairman and President of the Trust, and David I. Goldstein, Vice President and Secretary of the Trust, are the only executive officers of the Trust. Mr. Keffer is the president and director of Forum, Forum Advisors and Forum Financial Corp. Mr. Goldstein is a Managing Director and General Counsel of Forum. Messrs. Keffer and Goldstein also serve other investment companies, including Core Trust, in capacities similar to those they hold with the Trust. Their address is Two Portland Square, Portland, Maine 04101. For a further description of the services provided by and compensation paid to any of these persons, shareholders should refer to the Funds' prospectuses.

COMPARATIVE FEE TABLE (UNIVERSAL SHARES)

The following table shows, for the Funds' fiscal year ended August 31, 1997, the operating expenses of the Funds (Universal Shares) and the pro forma operating expenses of the Funds assuming the proposed New Advisory Agreement had been in effect throughout the year. Because the Funds' management voluntarily capped each Fund's expense ratio at the amount set forth on the "Total Operating Expenses" line, the increase in advisory fees would have had no effect on the Funds' total operating expenses. The purpose of the table and example that follows is to assist investors in understanding the various costs and expenses of investing in Universal Shares of the Funds (as of the date hereof, no Universal Shares of Treasury Cash Fund were outstanding).

ANNUAL OPERATING EXPENSES (as a percentage of average net assets)(1)

                                                                Government
                                                                 Cash Fund               CASH FUND
                                                           ACTUAL      PRO FORMA   ACTUAL      PRO FORMA

Management Fees(2) (after fee waivers)                      0.09%      [     ]%     0.08%      [     ]%
Other Expenses (after reimbursements)                       0.06%      [     ]%     0.15%      [     ]%
                                                            -----      --------     -----      --------
Total Operating Expenses                                    0.17%      [     ]%     0.23%      [     ]%


(1) All information is net of applicable waivers and reimbursements and includes the Fund's pro rata portion of the expenses of its corresponding Portfolio. Absent expense reimbursements and fee waivers, the actual and pro forma expenses of (i) Government Cash Fund would be: Management Fees; 0.14% (actual) and [ ]% (pro forma); Other Expenses; 0.12% (actual) and [ ]% (pro forma); and Total Operating Expenses, 0.26% (actual) and [ ]% (pro forma); and (ii) Cash Fund would be: Management Fees; 0.14% (actual) and [ ]% (pro forma); Other Expenses; 0.32% (actual) and [ ]% (pro forma); and Total Operating Expenses, 0.46% (actual) and [ ]% (pro forma).

(2) Includes all advisory, management and administration fees.

EXAMPLE

The following illustrates the expenses an investor would pay on a $1,000 investment in Universal Shares under the existing and proposed fees and the expenses stated above, assuming a five percent annual return, reinvestment of all distributions and redemption at the end of each time period:

                                       1 YEAR            3 YEARS          5 YEARS          10 YEARS
                                       ------            -------          -------          --------

Actual and Pro Forma
         Government Cash Fund         $[   ]            $[   ]            $[   ]           $[   ]
         Cash Fund                    $[   ]            $[   ]            $[   ]           $[   ]

THE FIVE PERCENT ANNUAL RETURN IS NOT PREDICTIVE OF AND DOES NOT REPRESENT THE FUND'S PROJECTED RETURNS; RATHER IT IS REQUIRED BY GOVERNMENT REGULATION. THE EXAMPLE SHOULD NOT BE CONSIDERED A PRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

COMPARATIVE FEE TABLE (INSTITUTIONAL SHARES)

The following table shows, for the Funds' fiscal year ended August 31, 1997, the operating expenses of the Funds (Institutional Shares) and the pro forma operating expenses of the Funds assuming the proposed amendments to the Advisory Agreement had been in effect throughout the year. Because the Funds' management voluntarily capped the expense ratio for Cash Fund and Treasury Cash Fund at the amount set forth on the "Total Operating Expenses" line, the increase in advisory fees would have had no effect on those Funds' total operating expenses. The purpose of the table and example that follows is to assist investors in understanding the various costs and expenses of investing in Institutional Shares of the Funds.

ANNUAL OPERATING EXPENSES (as a percentage of average net assets)(1)

                                                      Treasury               Government
                                                      CASH FUND               CASH FUND              CASH FUND
                                                ACTUAL    PRO FORMA     ACTUAL    PRO FORMA    ACTUAL    PRO FORMA

Management Fees(2) (after fee waivers)           0.06%    [     ]%       0.14%    [     ]%       0.13%    [     ]%
Other Expenses (after reimbursements)            0.39%    [     ]%       0.43%    [     ]%       0.44%    [     ]%
                                                 -----    --------       -----    --------       -----    --------
Total Operating Expenses                         0.45%    [     ]%       0.57%    [     ]%       0.57%    [     ]%

(1) All information is net of applicable waivers and reimbursements and includes the Fund's pro rata portion of the expenses of its corresponding Portfolio. Absent expense reimbursements and fee waivers, the actual and pro forma expenses of (i) Treasury Cash Fund would be: Management Fees; 0.14% (actual) and [ ]% (pro forma); Other Expenses; 0.53% (actual) and [ ]% (pro forma); and Total Operating Expenses, 0.67% (actual) and [ ]% (pro forma); (ii) Government Cash Fund would be: Management Fees; 0.14% (actual) and [ ]% (pro forma); Other Expenses; 0.43% (actual) and [ ]% (pro forma); and Total Operating Expenses, 0.57% (actual) and [ ]% (pro forma); and (i) Cash Fund would be: Management Fees; 0.14% (actual) and [ ]% (pro forma); Other Expenses; 0.46% (actual) and [ ]% (pro forma); and Total Operating Expenses, 0.60% (actual) and [ ]% (pro forma).

(2) Includes all advisory, management and administration fees.

EXAMPLE

The following illustrates the expenses an investor would pay on a $1,000 investment in Institutional Shares under the existing and proposed fees and the expenses stated above, assuming a five percent annual return, reinvestment of all distributions and redemption at the end of each time period:

                                       1 YEAR            3 YEARS          5 YEARS          10 YEARS
                                       ------            -------          -------          --------

Actual and Pro Forma
         Treasury Cash Fund           $[   ]            $[   ]            $[   ]           $[   ]
         Government Cash Fund         $[   ]            $[   ]            $[   ]           $[   ]
         Cash Fund                    $[   ]            $[   ]            $[   ]           $[   ]

THE FIVE PERCENT ANNUAL RETURN IS NOT PREDICTIVE OF AND DOES NOT REPRESENT THE FUND'S PROJECTED RETURNS; RATHER IT IS REQUIRED BY GOVERNMENT REGULATION. THE EXAMPLE SHOULD NOT BE CONSIDERED A PRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

COMPARATIVE FEE TABLE (INVESTOR SHARES)

The following table shows, for the Funds' fiscal year ended August 31, 1997, the operating expenses of the Funds (Investor Shares) and the pro forma operating expenses of the Funds assuming the proposed amendments to the Advisory Agreement had been in effect throughout the year. Because the Funds' management voluntarily capped each Fund's expense ratio at the amount set forth on the "Total Operating Expenses" line, the increase in advisory fees would have had no effect on the Funds' total operating expenses. The purpose of the table and example that follows is to assist investors in understanding the various costs and expenses of investing in Investor Shares of the Funds (as of the date hereof, no Investor Shares of Government Cash Fund were outstanding).

ANNUAL OPERATING EXPENSES (as a percentage of average net assets)(1)

                                                      Treasury
                                                      CASH FUND                            CASH FUND
                                                ACTUAL    PRO FORMA                  ACTUAL    PRO FORMA

Management Fees(2) (after fee waivers)          0.06%      [    ]%                    0.13%     [    ]%
Rule 12b-1 Fees                                 None         None                      None       None
Other Expenses (after reimbursements)           0.77%      [    ]%                    0.69%     [    ]%
                                                -----      -------                   ------     -------
Total Operating Expenses                        0.83%      [    ]%                    0.82%     [    ]%

(1) All information is net of applicable waivers and reimbursements and includes the Fund's pro rata portion of the expenses of its corresponding Portfolio. Absent expense reimbursements and fee waivers, the actual and pro forma expenses of (i) Treasury Cash Fund would be: Management Fees; 0.14% (actual) and [ ]% (pro forma); Other Expenses; 0.83% (actual) and [ ]% (pro forma); and Total Operating Expenses, 0.97% (actual) and [ ]% (pro forma); and (ii) Cash Fund would be: Management Fees; 0.14% (actual) and [ ]% (pro forma); Other Expenses; 0.71% (actual) and [ ]% (pro forma); and Total Operating Expenses, 0.85% (actual) and [ ]% (pro forma).

(2) Includes all advisory, management and administration fees.

EXAMPLE

The following illustrates the expenses an investor would pay on a $1,000 investment in Investor Shares under the existing and proposed fees and the expenses stated above, assuming a five percent annual return, reinvestment of all distributions and redemption at the end of each time period:

                                       1 YEAR            3 YEARS          5 YEARS          10 YEARS
                                       ------            -------          -------          --------

Actual and Pro Forma
         Treasury Cash Fund           $[   ]            $[   ]            $[   ]           $[   ]
         Cash Fund                    $[   ]            $[   ]            $[   ]           $[   ]

THE FIVE PERCENT ANNUAL RETURN IS NOT PREDICTIVE OF AND DOES NOT REPRESENT THE FUND'S PROJECTED RETURNS; RATHER IT IS REQUIRED BY GOVERNMENT REGULATION. THE EXAMPLE SHOULD NOT BE CONSIDERED A PRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

FACTORS CONSIDERED BY THE BOARDS OF TRUSTEES

At a meeting held on September 22, 1997, the Core Board considered various matters in determining the reasonableness and fairness of the proposed New Advisory Agreement with Forum Investment Advisors. At a meeting held September 20, 1997, and through additional information provided to the Board thereafter in connection with the Board's execution of a unanimous consent, the Board reviewed the same information in determining to submit this proposal to Shareholders.

In reaching their decisions, the Core Board and the Board (collectively, the "Boards") examined and weighed certain factors, including:

* NATURE AND QUALITY OF SERVICES. The Boards considered the nature and quality of services rendered and the results achieved by Linden in its management of the Portfolios. The Boards also considered that Mr. Fischer would continue to provide portfolio management services to the Portfolios under the supervision of Forum Investment Advisors after the Acquisition. Also considered were the various services Forum and its affiliates currently provide to the Trust, including distribution, administration, fund accounting and transfer agency services.

* ORGANIZATIONAL CAPABILITIES AND FINANCIAL CONDITION OF FORUM INVESTMENT ADVISORS. The Boards considered the organizational capabilities as well as the financial condition of Forum Investment Advisors relative to Linden.

* ADVISORY FEES AND EXPENSES. The Boards considered the current advisory fee rate as well as the fact that there is no proposed advisory fee increase and, therefore, no impact on the Portfolios' fee rates and annual expenses (which include the advisory fee and all other operating expenses incurred by the Portfolios). For information concerning the Portfolios' expense ratios on both an existing and pro forma basis, see "Comparative Fee Table" above.

* COMPARISONS WITH OTHER FUNDS. The Boards considered the advisory fees paid by other funds with similar investment objectives. The Boards also compared the proposed operating expense ratios of the Portfolios with the ratios of those other investment companies.

* PORTFOLIO PERFORMANCE. The Boards considered the performance of the Portfolios as compared to the performance of securities indices and performance of other funds having comparable investment objectives and policies. The Boards took into account the historical investment results of the Portfolios and, prior to their conversion to a master-feeder structure, the Funds.

After full consideration of the matter, the Core Board and the Board recommended that the New Advisory Agreement be approved and that it be submitted to all interestholders of the Portfolios, including the Funds.

If approved by the interestholders of the Portfolios, the proposed New Advisory Agreement will become effective on January 2, 1998, and the New Advisory
Agreement will continue from year to year thereafter if approved in the same manner as the Current Advisory Agreement. If the New Advisory Agreement is not approved by interestholders of all three Portfolios, the Current Advisory Agreement will continue in effect in its present form.


    THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR
                                  PROPOSAL ONE


OTHER BUSINESS

Management knows of no other business to be presented at the Meeting. If any additional matters should be properly presented, it is intended that the enclosed proxy will be voted on such matters in accordance with the judgment of the persons designated in the proxy.

ADDITIONAL INFORMATION

CERTAIN INFORMATION CONCERNING SHARE OWNERSHIP

As of November 3 (the record date), there were [ ] shares of the Trust outstanding as follows: Treasury Cash Fund, [ ] shares; Government Cash Fund,
[ ] shares; and Cash Fund, [ ] shares. Also as of November 3, the Trust believed the following persons beneficially owned five percent or more of the total outstanding shares of each Fund or the Trust. Management is not aware of any other person who owns of record or beneficially five percent or more of the shares of the Trust.

                                       Number of       Percent of
                                        SHARES         FUND SHARES
TREASURY CASH FUND








GOVERNMENT CASH FUND








CASH FUND







As of November 3, the Trustees and officers of the Trust, in the aggregate, owned less than one percent of the shares of the Trust. As of November 3, the following Trustees owned shares of the Trust: Maurice J. DeWald, [ ] shares; Rudolph I. Estrada, [ ] shares; Robert M. Franko, [ ] shares; John Y. Keffer, [ ] shares; Jack J. Singer, [ ] shares. Also as of November [ ], no officer of the Trust owned any Trust shares.



SUBMISSION OF SHAREHOLDER PROPOSALS

Following the Meeting, it is anticipated that neither the Trust nor any of the Funds will hold any shareholder meetings except as required by Federal or Delaware state law. Shareholders wishing to submit proposals, including proposals to nominate persons for election as trustees, for inclusion in a proxy statement for a subsequent shareholder meeting should send proposals to the Secretary of the Trust, David I. Goldstein, in care of Forum Administrative Services, LLC.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers and voting trustees and their nominees should advise the Vice President and Secretary of the Trust, David I. Goldstein, in care of Forum Administrative Services, LLC, whether, with respect to shares of record held by them, other persons are beneficial owners of shares for which proxies are being solicited and if so, the number of copies of the Proxy Statement needed in order to supply copies to the beneficial owners of the shares.


   YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY



November 12, 1997                             By order of the Board of Trustees,



                                                              David I. Goldstein
                                                    Vice President and Secretary

                                    EXHIBIT A

                           PURCHASE AND SALE AGREEMENT




                            STOCK PURCHASE AGREEMENT

                                      AMONG

                         LINDEN ASSET MANAGEMENT, INC.,

                               ANTHONY R. FISCHER

                                       AND

                              FORUM ADVISORS, INC.



                         DATED AS OF NOVEMBER [ ], 1997



                                      -A1-

                                TABLE OF CONTENTS

                                                                          PAGE

ARTICLE I..................................................................5

DEFINITIONS................................................................5
   1.01.  Definitions......................................................5

ARTICLE II.................................................................7

PURCHASE AND SALE..........................................................7
   2.01.  Purchase and Sale................................................7
   2.02.  Closing..........................................................7
   2.03.  Closing Balance Sheet............................................8
   2.04.  Adjustment of Purchase Price.....................................9

ARTICLE III................................................................9

REPRESENTATIONS AND WARRANTIES OF SELLER...................................9
   3.01.  Corporate Existence and Power....................................9
   3.02.  Corporate Authorization..........................................9
   3.03.  Governmental Authorization; Consents.............................9
   3.04.  Non-Contravention...............................................10
   3.05.  Capitalization..................................................10
   3.06.  Subsidiaries....................................................10
   3.07.  Financial Statements............................................10
   3.08.  Absence of Certain Changes......................................11
   3.09.  Property and Equipment..........................................12
   3.10.  No Undisclosed Material Liabilities.............................12
   3.11.  Litigation......................................................12
   3.12.  Material Contracts..............................................12
   3.13.  Insurance Coverage..............................................13
   3.14.  Compliance with Laws; No Defaults...............................13
   3.15.  Finders, Fees...................................................14
   3.16.  Intellectual Property...........................................14
   3.17.  Inventories.....................................................14
   3.18.  Receivables.....................................................15
   3.19.  Taxes...........................................................15
   3.20.  Employees.......................................................15
   3.21.  Products........................................................15
   3.22.  Environmental Compliance........................................15
   3.23.  Customers and Suppliers.........................................17
   3.24.  Transactions with Affiliates....................................17
   3.25.  Other Information...............................................17
   3.26.  Intercompany Arrangements.......................................17
   3.27.  Representations.................................................17

ARTICLE IV................................................................18

ADDITIONAL REPRESENTATIONS AND WARRANTIES OF SELLER.......................18
   4.01.  Title to and Validity of Shares.................................18
   4.02.  Authority.......................................................18
   4.03.  Power To Act as Trustee or Executor.............................18

ARTICLE V.................................................................18

REPRESENTATIONS AND WARRANTIES OF BUYER...................................18
   5.01.  Organization and Existence......................................18

                                      -A2-

   5.02.  Corporate Authorization.........................................18
   5.03.  Governmental Authorization......................................18
   5.04.  Non-Contravention...............................................19
   5.05.  Finders' Fees...................................................19
   5.06.  Financing.......................................................19
   5.07.  Purchase for Investment.........................................19
   5.08.  Litigation......................................................19

ARTICLE VI................................................................19

COVENANTS OF THE COMPANY AND SELLER.......................................19
   6.01.  Conduct of the Company..........................................19
   6.02.  Access to Information...........................................20
   6.03.  Notices of Certain Events.......................................20
   6.04.  Resignations....................................................20
   6.05.  Noncompetition..................................................20
   6.06.  No Negotiations with Third Parties..............................21
   6.07.  Confidentiality.................................................21
   6.08.  Continuing Disclosure...........................................21

ARTICLE VII...............................................................22

COVENANTS OF BUYER........................................................22
   7.01.  Confidentiality.................................................22
   7.02.  Access..........................................................22

ARTICLE VIII..............................................................22

COVENANTS OF ALL PARTIES..................................................22
   8.01.  Best Efforts....................................................22
   8.02.  Certain Filings.................................................22
   8.03.  Public Announcements............................................23

ARTICLE IX................................................................23

EMPLOYEE BENEFITS [60]....................................................23
   9.01.  Employee Benefits Definitions...................................23
   9.02.  ERISA Representations...........................................23
   9.03.  No Third Party Beneficiaries....................................24

ARTICLE X.................................................................25

CONDITIONS TO CLOSING.....................................................25
   10.01.  Conditions to the Obligations of Each Party....................25
   10.02.  Conditions to Obligation of Buyer..............................25
   10.03.  Conditions to Obligation of Seller.............................26

ARTICLE XI................................................................27

SURVIVAL; INDEMNIFICATION.................................................27
   11.01.  Survival.......................................................27
   11.02.  Indemnification................................................27
   11.03.  Procedures; [No Waiver]; [; Exclusivity].......................28

ARTICLE XII...............................................................28

TERMINATION...............................................................28
   12.01.  Grounds for Termination........................................28
   12.02.  Effect of Termination..........................................28

ARTICLE XIII..............................................................29
                                      -A3-

SELLER' COMMITTEE.........................................................29
   13.01.  Appointment of Seller' Committee...............................29
   13.02.  Limitation on Actions..........................................30
   13.03.  Indemnification................................................30

ARTICLE XIV...............................................................31

MISCELLANEOUS.............................................................31
   14.01.  Notices........................................................31
   14.02.  Amendments; No Waivers.........................................31
   14.03.  Expenses.......................................................32
   14.04.  Successors and Assigns.........................................32
   14.05.  Further Assurances.............................................32
   14.06.  Governing Law..................................................32
   14.07.  Counterparts; Effectiveness....................................32
   14.08.  Entire Agreement...............................................32
   14.09.  Captions.......................................................32
   14.10.  Jurisdiction...................................................32


SCHEDULES

Schedule 2.01       List of Stockholders
Schedule 3.03       Required Consents
Schedule 3.07       Financial  Statements
Schedule 3.08       Certain Changes
Schedule 3.10       Liabilities
Schedule 3.12       Material   Contracts
Schedule 3.14       Permits
Schedule 3.16       Intellectual  Property
Schedule 3.20       Employees
Schedule 3.22       Environmental Matters


                                      -A4-

                            STOCK PURCHASE AGREEMENT


     AGREEMENT dated as of November __1997 among Anthony R. Fischer, Jr., ("Seller"); and Forum Advisors, Inc., a Delaware corporation ("Buyer").

                              W I T N E S S E T H :

     WHEREAS, Buyer desires to purchase from Seller all of the outstanding shares of capital stock of the Company (the "Shares"); and

     WHEREAS, Seller desires to sell to Buyer all of the Shares owned by Seller;

     NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

1.01.  DEFINITIONS (a)  The following terms, as used herein, have the following
       ----------       meanings:

               "AFFILIATE" means, with respect to any Person, any Person directly or indirectly controlling, controlled by, or under common control with such Person.

               "ANCILLARY AGREEMENTS" means the Sub-Advisory Agreement by and between [Buyer] and ____________ in the form attached hereto is Exhibit A.

               "BALANCE SHEET" means the consolidated [Company's designation of balance sheet] of the Company and its consolidated subsidiaries as of [date of most recent audited balance sheet] referred to in Section 3.07.

               "BALANCE SHEET DATE" means [date of most recent audited balance sheet].

               "BASE STOCKHOLDER'S EQUITY" means $__________.

               "CLOSING BALANCE SHEET" means a consolidated balance sheet of the Company and its consolidated subsidiaries as at the close of business on the Closing Date, together with the notes thereto.

               "CLOSING DATE" means the date of the Closing.

               "COMMON STOCK" means the common stock, $_____ par value, of the Company.

               "CLOSING STOCKHOLDER'S EQUITY" means the consolidated stockholder's equity of the Company and its consolidated subsidiaries as of the close of business on the Closing Date determined in accordance with generally accepted accounting principles and practices applied on the basis to be used in the preparation of the Closing Balance Sheet (i) less, to the extent reflected in the Closing Balance Sheet, all amounts due to Seller under Article VIII; (ii) plus, to the extent reflected in the Closing Balance Sheet, (x) all liabilities for which Buyer is indemnified under Article VIII, (y) the amount of any Taxes which would not have arisen but for any election under Section 338 of the Code or any successor provision, made, or caused or deemed to be made, by Buyer (or any Affiliate thereof) and (z) any provision for deferred income taxes; and (iii) excluding the effect (including the Tax effect) of any act or transaction on the Closing Date after the Closing not in the ordinary course of business of the Company.

               "FINAL STOCKHOLDER'S  EQUITY" means Closing  Stockholder's Equity
          (i) as shown in Buyer's calculation delivered pursuant to Section 2.03(a) if no notice of disagreement with respect thereto is duly delivered pursuant to Section 2.03(b) or (ii) if such a notice of disagreement is duly delivered, (A) as agreed by the parties pursuant to

                                      -A5-

          Section 2.03(c) or (B) in the absence of such agreement, as shown in the independent accountant's calculation delivered pursuant to Section 2.03(c); PROVIDED that Final Stockholder's Equity shall not in any event be less than Buyer's calculation of Closing Stockholder's Equity delivered pursuant to Section 2.03(a) nor more than Seller's calculation of Closing Stockholder's Equity delivered pursuant to
          Section 2.03(b).

               "HSR ACT" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

               "INTELLECTUAL PROPERTY RIGHT" means any trademark, service mark, registration thereof or application for registration therefor, trade name, invention, patent, patent application, trade secret, know-how, copyright, copyright registration, application for copyright registration, or any other similar type of proprietary intellectual property right, in each case which is owned or licensed by Seller or any Affiliate of Seller and used or held for use by the Company or any Subsidiary.

               "LIEN" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest, restriction or encumbrance of any kind in respect of such asset.

               "MATERIAL ADVERSE CHANGE" means a material adverse change in the business, assets, condition (financial or otherwise), results of operations or [prospects][6] of the Company and the Subsidiaries taken as a whole.

               "MATERIAL ADVERSE EFFECT" means a material adverse effect on the business, assets, condition (financial or otherwise), results or operations or (prospects] of the Company and the Subsidiaries taken as whole.

               "1934 ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

               "PERSON"   means   an   individual,   corporation,   partnership,
          association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

               "PROPRIETARY RIGHTS" means all (A) patents,  patent applications, patent disclosures and all related continuation, continuation-in-part, divisional, reissue, re-examination, utility, model, certificate of invention and design patents, patent applications, registrations and applications for registrations, (B) trademarks, service marks, trade dress, logos, tradenames, service names and corporate names and registrations and applications for registration thereof, (C) copyrights and registrations and applications for registration thereof, (D) mask works and registrations and applications for registration thereof, (E) computer software, data and documentation,
          (F) trade secrets and confidential business information, whether patentable or nonpatentable and whether or not reduced to practice, know-how, manufacturing and product processes and techniques, research and development information, copyrightable works, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information, (G) other proprietary rights relating to any of the foregoing (including without limitation associated goodwill and remedies against infringements thereof and rights of protection of an interest therein under the laws of all jurisdictions) and (H) copies and tangible embodiments thereof.

               "SELLER' COUNSEL" means the law firm of _______________, [CITY, STATE].

               "SUBSIDIARY" means any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are owned directly or indirectly by the Company.

     (b) Each of the following terms is defined in the Section set forth opposite such term:

              TERM                                                      SECTION

              Benefit Arrangement                                       9.01

                                      -A6-

              Closing                                                   2.02
              Code                                                      3.19
              Company Securities                                        3.05
              Damages                                                   11.02
              Employee Plans                                            9.01
              ERISA                                                     9.01
              ERISA Affiliate                                           9.01
              Federal Taxes                                             8.01
              Final Determination                                       8.01
              Financial Statements
              Hazardous Substance                                       3.20
              Indemnified Party                                         11.02
              Indemnifying Party                                        11.02
              Indemnities                                               13.01
              Loss                                                      8.10
              Multiemployer Plan                                        9.01
              Purchase Price                                            2.01
              Release                                                   3.20
              Subsidiary Securities                                     3.06
              Permit                                                    3.14
              PBGC                                                      9.01
              Seller' Committee                                         13.01


                                   ARTICLE II

                                PURCHASE AND SALE

     2.01. PURCHASE AND SALE. Upon the terms and subject to the conditions of this Agreement, Seller shall sell to Buyer, and Buyer shall purchase from each such Seller, at the Closing, that number of Shares as is set forth opposite such Seller's name on Schedule 2.01. The purchase price per Share is $______ in cash and _______ shares of Buyer Stock, or $_________ in cash and _______ shares of Buyer Stock in the aggregate (the "Purchase Price"). The Purchase Price shall be paid as provided in Section 2.02.[7]

     2.02. CLOSING. The closing (the "Closing") of the purchase and sale of the Shares hereunder shall take place at the offices of __________ in __________ as soon as possible, but in no event later than 10 business days after satisfaction of the conditions set forth in Article X, or at such other time or place as Buyer and Seller's may agree.[8] At the Closing,

              (a) Buyer shall deliver to Seller $________ by wire transfer to an escrow or similar account maintained by Seller' Counsel, such account to be designated by the Company by written notice to Buyer not later than two business days prior to the Closing Date.

              (b) Buyer shall deliver to the Escrow Agent $750,000, by certified or official bank check or by wire transfer, to be held by the Escrow Agent in accordance with the Escrow Agreement.

              (c) Buyer shall deliver to Seller certificates for the Buyer Stock, registered in the names of Seller for the number of shares shown in
SCHEDULE 2.01.

              (d) Seller shall deliver to Buyer certificates for the Shares duly endorsed or accompanied by stock powers duly endorsed in blank, with any required transfer stamps affixed thereto.

              (e) The appropriate parties shall enter into the Ancillary Agreements.

                                      -A7-

              (f) The Company and Seller shall deliver to Buyer revised schedules to this Agreement updating the information shown thereon to the Closing Date.

              (g) The parties shall execute and deliver any other instruments, documents and certificates that are required to be delivered pursuant to this Agreement or as may be reasonably requested by any party in order to consummate the transactions contemplated by this Agreement.

     2.03. CLOSING BLANCE SHEET. (a) As promptly as practicable after the Closing Date, Buyer will cause the Closing Balance Sheet to be prepared, will cause [specify independent accountant] to conduct an audit for the purpose of rendering its unqualified report on the Closing Balance Sheet and will prepare a certificate based on such Closing Balance Sheet setting forth its calculation of Closing Stockholder's Equity. As promptly as practicable, but no later than [901 days, after the Closing Date, Buyer will cause the Closing Balance Sheet together with its certificate and the report of [specify independent accountant] thereon, to be delivered to Seller. The Closing Balance Sheet shall (x) fairly present the consolidated financial position of the Company and its consolidated subsidiaries as at the close of business on the Closing Date in accordance with generally accepted accounting principles applied on a basis consistent with those used in the preparation of the Balance Sheet, (y) include line items substantially consistent with those in the Balance Sheet, and (z) be prepared in accordance with accounting policies and practices consistent with those used in the preparation of the Balance Sheet.

              (b) If Seller disagrees with Buyer's calculation of Closing Stockholder's Equity delivered pursuant to Section 2.03(a), Seller may, within (20] days after delivery of the documents referred to in Section 2.03(a), deliver a notice to Buyer disagreeing with such calculation and setting forth Seller's calculation of such amount. Any such notice of disagreement shall specify those items or amounts as to which Seller disagrees, and Seller shall be deemed to have agreed with all other items and amounts contained in the Closing Balance Sheet and the calculation of Closing Stockholder's Equity delivered pursuant to Section 2.03(a).

              (c) If a notice of disagreement shall be duly delivered pursuant to Section 2.03(b), the parties shall, during the (151 days following such delivery, use their best efforts to reach agreement on the disputed items or amounts in order to determine, as may be required, the amount of Closing Stockholder's Equity, which amount shall not be less than the amount thereof shown in Buyer's calculations delivered pursuant to Section 2.03(a) nor more than the amount thereof shown in Seller's calculation delivered pursuant to
Section 2.03(c). If, during such period, the parties are unable to reach such agreement, they shall promptly thereafter cause or other independent accountants of nationally recognized standing reasonably satisfactory to Seller and Buyer (who shall not have any material relationship with Seller or Buyer), promptly to review this Agreement and the disputed items or amounts for the purpose of calculating Closing Stockholder's Equity. In making such calculation, such independent accountants shall consider only those items or amounts in the Closing Balance Sheet or Buyer's calculation of Closing Stockholder's Equity as to which Seller has disagreed. Such independent accountants shall deliver to Seller and Buyer, as promptly as practicable, a report setting forth such calculation. Such report shall be final and binding upon the parties hereto. The cost of such review and report shall be borne (i) by Buyer if the difference between Final Stockholder's Equity and Closing Stockholder's Equity as set forth in Buyer's calculation of Closing Stockholder's Equity delivered pursuant to
Section 2.03(a) is greater than the difference between Final Stockholder's Equity and Closing Stockholder's Equity as set forth in Seller's calculation of Closing Stockholder's Equity delivered pursuant to Section 2.03(b), (ii) by Seller if the first such difference is less than the second such difference and
(iii) otherwise equally by Seller and Buyer.[13]

              (d) The parties hereto agree that they will, and agree to cause their respective independent accountants and the Company to, cooperate and assist in the preparation of the Closing Balance Sheet and the calculation of Closing Stockholder's Equity and in the conduct of the audits and reviews referred to in this Section 2.03, including without limitation the making available to the extent necessary of books, records, work papers and personnel.

     2.04. ADJUSTMENT OF PURCHASE PRICE. (a) If Base Stockholder's Equity exceeds Final Stockholder's Equity [by at least $__________], Seller shall pay to Buyer, as an adjustment to the Purchase Price, in the manner and with interest as provided in Section 2.04(b), the amount of such excess [by at least $__________]. If Final Stockholder's

                                      -A8-

Equity exceeds Base Stockholder's Equity [by at least $__________], Buyer shall pay to Seller, in the manner and with interest as provided in Section 2.04(b), the amount of such excess. Any such payment pursuant to this Section 2.04(a) shall be made at a mutually convenient time and place (i) within 30 days after Buyer's delivery of the documents referred to in Section 2.03(a) if no notice of disagreement with respect to Closing Stockholder's Equity is duly delivered pursuant to Section 2.03(b) or (ii) if a notice of disagreement with respect to Closing Stockholder's Equity is duly delivered pursuant to Section 2.03(b) then within 10 days after the earlier of (A) agreement between the parties pursuant to Section 2.03(c) with respect to Closing Stockholder's Equity and (B) delivery of the calculation of Closing Stockholder's Equity referred to in Section 2.03(c).

              (b) METHOD OF PAYMENT. Any payments pursuant to this Section 2.04 shall be made by delivery by Buyer, or Seller, as the case may be, of a certified or official bank check payable in immediately available funds to Seller or Buyer, as the case may be, or by causing such payments to be credited to such account of Buyer or Seller, as the case may be, as may be designated by Buyer or Seller, as the case may be. The amount of any payment to be made pursuant to this Section 2.04 shall bear interest from and including the Closing Date to but excluding the date of payment at a rate per annum equal to the (rate publicly announced from time to time by __________ in New York City as its prime rate] in effect from time to time during the period from the Closing Date to the date of payment. Such interest shall be payable at the same time as the payment to which it relates and shall be calculated daily on the basis of a year of 365 days and the actual number of days for which due.


                                   ARTICLE III

                        REPRESENTATIONS AND WARRANTIES OF
                             THE COMPANY AND SELLER

      The Company and each Seller hereby jointly and severally represent and warrant to Buyer as of the date hereof and as of the Closing Date that:[14]

     3.01. CORPORATE EXISTENCE AND POWER. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities make such qualification necessary, except for those jurisdictions where failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect. The Company has heretofore delivered to Buyer true and complete copies of the corporate charter and bylaws of the Company as currently in effect.

     3.02. CORPORATE AUTHORIZATION. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby are within the Company corporate powers and [, except for any required approval by Seller's stockholders[15],] have been duly authorized by all necessary corporate action on the part of the Company. This Agreement constitutes a valid and binding agreement of the Company.

     3.03. GOVERNMENTAL AUTHORIZATION; CONSENTS. (a) The execution, delivery and performance by the Company and Seller of this Agreement require no action by or in respect of, or filing with, any governmental body, agency, official or authority other than (i) compliance with any applicable requirements of the HSR Act; [(ii) compliance with any applicable requirements of the 1934 Act]; and
(iii) specify any other applicable regulatory approvals including any applicable environmental protection clearances.[16]

              (b) No consent, approval, waiver or other action by any Person (other than any governmental body, agency, official or authority referred to in (a) above) under any contract, agreement, indenture, lease, instrument or other document to which the Company or any Subsidiary is a party or by which any of them is bound is required or necessary for the execution, delivery and performance of this Agreement by the Company or the consummation of the transactions contemplated hereby.

                                      -A9-

     3.04. NON-CONTRAVENTION. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) contravene or conflict with the corporate charter or bylaws of the Company, (ii) assuming compliance with the matters referred to in Section 3.03(a), contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to the Company or any Subsidiary; (iii) constitute a default under or give rise to any right of termination, cancellation or acceleration of any right or obligation of the Company or any Subsidiary or to a loss of any benefit to which the Company or any Subsidiary is entitled under any provision of any agreement, contract or other instrument binding upon the Company or any Subsidiary or any permit held by the Company or any Subsidiary or (iv) assuming the receipt of all required consents result in the creation or imposition of any Lien on any asset of the Company or any Subsidiary.

     3.05. CAPITALIZATION. The authorized capital stock of the Company consists of [insert number of authorized shares and designations of each authorized class of capital stock of the Company]. As of the date hereof, there were outstanding [insert number of outstanding shares of each class of capital stock of the Company] and employee stock options to purchase an aggregate of [insert number] shares of Common Stock (of which options to purchase an aggregate of [insert number] shares were exercisable). [Insert information concerning any outstanding convertible securities and any other outstanding options or rights to acquire capital stock, or other equity securities. All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and are owned by Seller as shown on SCHEDULE 2.01. Except as set forth in this Section, there are no outstanding (i) shares of capital stock, other securities or phantom or other equity interests of the Company, (ii) securities of the Company convertible into or exchangeable for shares of capital stock or other securities of the Company or (iii) options or other rights to acquire from the Company any capital stock, other securities or phantom or other equity interests of the Company (the items in clauses (i), (ii) and (iii) being referred to collectively as the "Company Securities"). There are no outstanding obligations of the Company or any Subsidiary, actual or contingent, to issue or deliver or to repurchase, redeem or otherwise acquire any Company Securities.

     3.06. SUBSIDIARIES. If no Subsidiaries: The Company dues not have and never has had any Subsidiaries or any ownership or equity interest in or control of (direct or indirect) any other person.

     3.07. FINANCIAL STATEMENTS.[18] The Company has previously furnished Buyer with a true and complete copy of (i) the consolidated balance sheets of the Company as of __________ and __________ and the statements of operations, cash flows and changes in stockholders' equity of the Company for the respective fiscal years then ended, as audited by __________, and (ii) the unaudited consolidated statements of income, cash flows and changes in stockholders' equity of the Company for the interim periods ended __________ and __________ (collectively, the "FINANCIAL STATEMENTS" which are attached hereto as SCHEDULE 3.07). Each of the consolidated balance sheets included in the Financial Statements fairly presents in all material respects the consolidated financial position of the Company as of its date, and the other statements included in the Financial Statements fairly present in all material respects the consolidated results of operations, cash flows and stockholders' equity, as the case may be, of the Company for the periods therein set forth, in each case in accordance with generally accepted accounting principles consistently applied during the periods involved except as otherwise stated therein and, with respect to the unaudited interim financial statements, for the omission of footnote disclosures and, to the extent consistent with generally accepted accounting principles, for normally recurring year-end audit adjustments.

     3.08. ABSENCE OF CERTAIN CHANGES. Since the Balance Sheet Date, the Company and the Subsidiaries have conducted their businesses in the ordinary course consistent with past practices and there has not been:

              (a) any Material Adverse Change [or any event, occurrence, development or state of circumstances or facts which could reasonably be expected to result in a Material Adverse Change][19];

              (b) any declaration, setting aside or payment of any dividend or other distribution with respect to any Company Securities or any repurchase, redemption or other acquisition by the Company or any Subsidiary of any outstanding shares of capital stock or other securities of, or other ownership interests in, the Company or any Subsidiary;

                                      -A10

              (c) any amendment of any outstanding security of the Company or any Subsidiary;

              (d) any incurrence, assumption or guarantee by the Company or any Subsidiary of any indebtedness for borrowed money [other than in the ordinary course of business and in amounts and on terms consistent with past practices)[20];

              (e) any creation or assumption by the Company or any Subsidiary of any Lien on any asset;

              (f) any making of any loan, advance or capital contributions to or investment in any Person other than loans, advances or capital contributions to or investments in wholly-owned Subsidiaries made in the ordinary course of business consistent with past practices;

              (g) any damage, destruction or other casualty loss (whether or not covered by insurance) affecting the business or assets of the Company or any Subsidiary which, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect;

              (h) any transaction or commitment made, or any contract or agreement entered into, by the Company or any Subsidiary relating to its assets or business (including the acquisition or disposition of any assets) or any relinquishment by the Company or any Subsidiary of any contract or other right, in either case, material to the Company and the Subsidiaries taken as a whole, other than transactions and commitments in the ordinary course of business consistent with past practices and those contemplated by this Agreement;

              (i) any change in any method of accounting or accounting practice by the Company or any Subsidiary,

              (j) any (i) grant of any severance or termination pay to any director, officer or employee of the Company or any Subsidiary, (ii) entering into of any employment, deferred compensation or other similar agreement (or any amendment to any such existing agreement) with any director, officer or employee of the Company or any Subsidiary, (iii) change in benefits payable under existing severance or termination pay policies or employment agreements or (iv) change in compensation, bonus or other benefits payable to directors, officers or employees of the Company or any Subsidiary [, other than in the ordinary course of business consistent with past practice]; or

              (k) any labor dispute, other than routine individual grievances, or any activity or proceeding by a labor union or representation thereof to organize any employees of the Company or any Subsidiary, which employees were not subject to a collective bargaining agreement at the Balance Sheet Date, or any lockouts, strikes, slowdowns, work stoppages or threats thereof by or with respect to any employees of the Company or any Subsidiary.

     3.09. PROPERTY AND EQUIPMENT. (a) The Company and the Subsidiaries have good and marketable title to, or in the case of leased property have valid leasehold interests in, all [personal][21] property and assets (whether [real or personal,] tangible or intangible) reflected on the Balance Sheet or acquired after the Balance Sheet Date [, except for properties and assets sold since the Balance Sheet Date in the ordinary course of business consistent with past practices]. None of such properties or assets is subject to any Liens, except:

                      (i)   Liens disclosed on the Balance Sheet;

                     (ii) Liens for taxes not yet due or being contested in good faith (and for which adequate accruals or reserves have been established on the Balance Sheet); or

                    (iii) Liens which do not materially detract from the value of such property or assets as now used, or materially interfere with any present or intended use of such property or assets.

                                     -A12-

              (b) There are no developments affecting any of such properties or assets pending or, to the knowledge of Seller threatened, which might materially detract from the value of such property assets, materially interfere with any present or intended use of any such property or assets or materially adversely affect the marketability of such properties or assets.

              (c) The equipment owned by the Company and the Subsidiaries has no material defects, is in good operating condition and repair (ordinary wear and tear excepted), and is substantially adequate for the uses to which it is being put.

              (d) The assets owned or leased by the Company, or which it otherwise has the right to use, constitute all of the assets held for use or used in connection with the business of the Company and the Subsidiaries and are generally adequate to conduct such business as currently conducted.

     3.10.  NO  UNDISCLOSED  MATERIAL  LIABILITIES.[22]  Except  as set forth in
SCHEDULE 3.10, there are no liabilities of the Company or any Subsidiary of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances which could reasonably be expected to result in such a liability, other than:

               (i)   liabilities disclosed or provided for in the Balance Sheet;
       and

              (ii) liabilities incurred in the ordinary course of business consistent with past practice since the Balance Sheet Date, which in the aggregate are not material to the Company and the Subsidiaries, taken as a whole.

     3.11. LITIGATION. There is no action, suit, investigation or proceeding (or any basis therefor) pending against, or to the knowledge of Seller threatened against or affecting, the Company or any Subsidiary or any of their respective properties or the transactions contemplated hereby before any court or arbitrator or any governmental body, agency, official or authority.

     3.12. MATERIAL CONTRACTS. (a) Except for agreements, contracts, plans, leases, arrangements or commitments disclosed in SCHEDULE 3.12 or any other schedule to this Agreement, neither the Company nor any Subsidiary is a party to or subject to:

               (i) any lease providing for annual rentals of [insert amount] or more;

              (ii) any contract for the purchase of materials, supplies, goods, services, equipment or other assets providing for annual payments by the Company or any Subsidiary of $[insert amount] or more;

             (iii) any sales, distribution or other similar agreement providing for the sale by the Company or any Subsidiary of materials, supplies, goods, services, equipment or other assets providing for annual payments to the Company or any Subsidiary of $[insert amount] or more;

              (iv) any partnership, joint venture or other similar contract arrangement or agreement;

               (v) any contract relating to indebtedness for borrowed money or the deferred purchase price of property (whether incurred, assumed, guaranteed or secured by any asset), except contracts relating to indebtedness incurred in the ordinary course of business in an amount not exceeding $[insert amount];

              (vi) any license agreement, franchise agreement or agreement in respect of similar rights granted to or held by the Company or any Subsidiary;

             (vii) any agency, dealer, sales representative or other similar agreement;

                                     -A12-

            (viii) any contract or other document that limits the freedom of the Company or any Subsidiary to compete in any line of business or with any Person or in any area or which would so limit the freedom of the Company or any Subsidiary after the Closing Date; or

              (ix) any other contract or commitment not made in the ordinary course of business that is material to the Company and the Subsidiaries taken as a whole.

              (b) Each agreement, contract, plan, lease, arrangement and commitment disclosed in any schedule to this Agreement or required to be disclosed pursuant to Section 3.12(a) is a valid and binding agreement of the Company or a Subsidiary and is in full force and effect, and neither the Company, any Subsidiary nor, to the knowledge of the Company and Seller, any other party thereto is in default in any material respect under the terms of any such agreement, contract, plan, lease, arrangement or commitment.

     3.13. INSURANCE COVERAGE. The Company has furnished to Buyer a list of, and true and complete copies of, all insurance policies and fidelity bonds covering the assets, business, equipment, properties, operations, employees, officers and directors of the Company and the Subsidiaries. There is no claim by the Company or any Subsidiary pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds. All premiums payable under all such policies and bonds have been paid and the Company and the Subsidiaries are otherwise in full compliance with the terms and conditions of all such policies and bonds. Such policies of insurance and bonds (or other policies and bonds providing substantially similar insurance coverage) have been in effect since [insert date sufficiently long ago to assure Buyer of adequate insurance coverage for period of most applicable statutes of limitation (E.G., 3 to 5 years)] and remain in full force and effect. Such policies of insurance and bonds are of the type and in amounts customarily carried by Persons conducting businesses similar to those of the Company and the Subsidiaries. Seller does not know of any threatened termination of, or premium increase with respect to, any of such policies or bonds.

     3.14. COMPLIANCE WITH LAWS; NO DEFAULTS. (a) Neither the Company nor any Subsidiary is in violation of, or has since (date] violated, any applicable provisions of any laws, statutes, ordinances or regulations [except for violations that have not had and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect].

              (b) Schedule 3.14 correctly describes each license and permit (a "Permit") material to the business of the Company, together with the name of the governmental agency or entity issuing such license or permit. Such licenses and permits are valid and in full force and effect and none of such licenses or permits will be terminated or impaired or become terminable as a result of the transactions contemplated hereby.

              (c) Neither the Company nor any Subsidiary is in default under, and no condition exists that with notice or lapse of time or both would constitute a default under, (i) any mortgage, loan agreement, indenture or evidence of indebtedness for borrowed money to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any material amount of their assets is bound or (ii) any judgment, order or injunction of any court, arbitrator or governmental body, agency, official or authority [which defaults or potential defaults individually or in the aggregate would reasonably be expected to have a Material Adverse Effect].

     3.15. FINDERS FEES. Except for (specify], whose fees will be paid by Seller, there is no investment banker, broker, finder" or other intermediary which has been retained by or is authorized to act on behalf of Seller, the Company or any Subsidiary who might be entitled to any fee or commission from Buyer, the Company or any of their respective Affiliates upon consummation of the transactions contemplated by this Agreement.

     3.16. INTELLECTUAL PROPERTY.[23] (a) SCHEDULE 3.16 includes a list of all Intellectual Property Rights specifying as to each, as applicable: (i) the nature of such Intellectual Property Right; (ii) the owner of such Intellectual Property Right; (iii) the jurisdictions by or in which such Intellectual Property Right is recognized without regard to registration or has been issued or registered or in which an application for such issuance or registration has been filed, including the respective registration or application numbers; and
(iv) licenses, sublicenses and other agreements as to which the Company or any of its Affiliates is a party and pursuant to which

                                     -A13-
any Person is authorized to use such intellectual Property Right, including the identity of all parties thereto, a description of the nature and subject matter thereof, the applicable royalty and the term thereof.

              (b)(i) Neither the Company nor any Subsidiary during the three years preceding the date of this Agreement has been sued or charged in writing with or been a defendant in any claim, suit, action or proceeding relating to its business that has not been finally terminated prior to the date hereof and that involves a claim of infringement of any patents, trademarks, service marks or copyrights, and (ii) the Company and Seller have no knowledge of any other claim or infringement by the Company or any Subsidiary, and no knowledge of any continuing infringement by any other Person of any Intellectual Property Rights. No Intellectual Property Right is subject to any outstanding order, judgment, decree, stipulation or agreement restricting the use thereof by the Company or any Subsidiary or restricting the licensing thereof by the Company or any Subsidiary to any Person. Neither the Company nor any Subsidiary has entered into any agreement to indemnify any other Person against any charge of infringement of any patent, trademark, service mark or copyright.

              (c) None of the processes and formulae, research and development results and other know-how of the Company or any Subsidiary, the value of which to the Company or such Subsidiary is contingent upon maintenance of the confidentiality thereof, has been disclosed by the Company or any Subsidiary to any Person other than employees, representatives and agents of the Company or the Subsidiaries who are parties to confidentiality agreements with the Company or a Subsidiary.

              (d) To the knowledge of the Company and Seller, no third party has asserted any claim, or has any reasonable basis to assert any valid claim, against the Company with respect to (i) the continued employment by, or association with, the Company or any Subsidiary of any of the present officers, employees of or consultants to the Company or any Subsidiary or (ii) the use by the Company or any Subsidiary or any of such Persons in connection with their activities for or on behalf of the Company or any Subsidiary of any information which the Company or any of such Persons would be prohibited from using under any prior agreements or arrangements or any laws applicable to unfair competition, trade secrets or proprietary information.

     3.17. INVENTORIES. The inventories set forth in the Balance Sheet were properly stated therein at the lesser of cost or fair market value determined in accordance with generally accepted accounting principles consistently applied by the Company and the Subsidiaries. Since the Balance Sheet Date, the inventories of the Company and the Subsidiaries have been maintained in the ordinary course of business. All such inventory is owned free and clear of all Liens. All of the inventory recorded on the Balance Sheet consists of, and all inventory on the Closing Date will consist of, items of a quality usable or saleable within [__________] in the ordinary course of business consistent with past practices and are and will be in qualities sufficient for the normal operation of the business of the Company and the Subsidiaries in accordance with past practice.

     3.18. RECEIVABLES. All accounts, notes receivable and other receivables (other than receivables collected since the Balance Sheet Date) reflected on the Balance Sheet are, and all accounts and notes receivable of the Company and the Subsidiaries at the Closing Date will be, valid, genuine and fully collectible within [____] days in the aggregate amount thereof, subject to normal and customary trade discounts, less any reserves for doubtful accounts recorded on the Balance Sheet. All accounts, notes receivable and other receivables of the Company and the Subsidiaries at the Balance Sheet Date have been included in the Balance Sheet.

     3.19. TAXES. All tax returns, reports, declarations of estimated tax and forms required to be filed on or before the Closing Date by or on behalf of the Company or any Subsidiary with respect to any income, properties or operations of the Company with respect to any income, properties or operations of the Company with any taxing authority have been filed through the date hereof, or will be filed on or before the Closing Date in accordance with all applicable laws, and all taxes, fees, penalties, interest and other governmental charges due under applicable law on such returns, reports, declarations and forms have been paid, and there are no deficiencies for any taxes owed to any government. As of the time of filing, the foregoing returns correctly reflected in all material respects the facts regarding the income, business, assets, operations and status of any entity required to be shown thereon. There is no action, suit, proceeding, investigation, audit or claim now pending against, or with respect to any tax or assessment, nor is any claim for additional tax or assessment asserted by any such authority relating to the taxes of, the

                                     -A14-

Company or any Subsidiary. Neither the Company nor any Subsidiary has filed any agreement or consent under Section 341(f) of the Internal Revenue Code of 1986, as amended (the "CODE"). There are no Liens for federal or state income taxes upon the assets of the Company or any Subsidiary, except Liens for current federal and state income taxes not yet due. None of the Company is subject to withholding with respect to any transaction contemplated hereby. There are no agreements for the extension of the time for the assessments of any taxes of the Company or any Subsidiary with respect to any income, properties or operations of the Company or any Subsidiary. None of the Company or any Subsidiary is a party to any tax sharing or similar agreement with my Pension. The Company does not have any excess loss accounts with respect to my direct or indirect Subsidiaries and has not engaged in any "______________ transaction" within the meaning of the consolidated return regulations, other than in the ordinary course of business.

     3.20.  EMPLOYEES.[24]  SCHEDULE 3.17 sets forth a true and complete list of
(a) the names, titles, annual salaries and other compensations of all employees of the Company and the Subsidiaries whose annual base salary exceed $35,000 and
(b)  the  wage  rates  for  non-salaried   employees  of  the  Company  and  the
Subsidiaries (by classification). None of such employees and no other by employee of the Company or a Subsidiary has indicated to the Company or a Seller that he intends to resign or retie as a result of the transactions contemplated by this _______ or otherwise.

     3.21. PRODUCTS. Each of the products produced or sold by the Company or any Subsidiary (i) is, and at all times has been, in compliance in all material respects with all applicable federal, state, local and foreign laws and regulations and (ii) is, and at all relevant times has been, fit for the ordinary purposes for which it is intended to be used and conforms in all material respects to any promises or affirmations of fact made on the container or label for such product or in connection with its sale. There is no known design defect with respect to any of such products and each of such products contains adequate warnings, presented in a reasonably prominent manner, in accordance with applicable laws and current industry practice with respect to its contents and use. The Company has no products placed with its customers under an understanding permitting this return to the Company other than pursuant a breach of warranty.

3.22.  ENVIRONMENTAL COMPLIANCE[26]

              (a) ENVIRONMENTAL DEFINITIONS. The following terms, as used herein, have the following meanings:

              "CERCLA"   means  the   Comprehensive   Environmental   Responses,
Compensation and Liability Act of 1980, as amended.

              "ENVIRONMENTAL LAWS" means any and all federal, state, local and foreign statutes, laws (including common or case law), regulations, ordinances, rules, judgments, judicial decisions, orders, decrees, codes, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements, or governmental restrictions, whether now or hereinafter in effect, relating to human health, the environment or to emissions, discharges or releases of pollutants, contaminants, or Hazardous Substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Substances or wastes or the clean-up or other remediation thereof.

              "ENVIRONMENTAL LIABILITIES" means all liabilities of the Company and each Subsidiary, whether vested or unvested, contingent or fixed, actual or potential, known or unknown, which (i) arise under or relate to articles covered by Environmental Laws or arise in connection with or relate to any matter disclosed or required to be disclosed in SCHEDULE 3.22 and (ii) arise from or relate in any way to actions occurring or conditions existing before the Closing Date.

              "HAZARDOUS SUBSTANCE" means any toxic, caustic or otherwise hazardous substance, including petroleum, its derivatives, by-products and other hydrocarbons, regulated under Environmental Laws.

                                     -A15-

              "REGULATED  ACTIVITY"  means  my  question,   treatment,  storage,
recylcing, transportations or disposal of my Hazardous Substance.

              "RELEASE" has the meaning specified in 42 U.S.C. ss.9601.

              (b) ENVIRONMENTAL REPRESENTATIONS. Except as disclosed on SCHEDULE 3.22:

               (i) No notice, notification, demand, request for information, citation, summons or order has been issued, no complaint has been filed, no penalty has been assessed and no investigation or review is pending, or to the Company's or a Seller's knowledge, threatened by any governmental or other entity with respect to any (A) alleged violation by the Company or any Subsidiary of any Environmental Law or liability thereunder, (B) alleged failure by the Company to have any permit, certificate, license, approval, registration or authorization required under my Environmental Law, (c) Regulated Activity or
(D) any general, treatment, storage, recycling, Release of Hazardous Substance.

              (ii) (A) The Company has not handled any Hazardous Substance, other than as a generator, on any property now or previously owned or leased by it; (B) no polychlorinated biphenyls or urea formaldehyde is or has been present at any property now or previously owned or leased by the Company; (C) no asbestos is or has been present at any property now or previously owned or leased by the Company; (D) there are not underground storage tanks for Hazardous Substances, active or abandoned, at any property now or previously owned or leased by the Company; (E) no Hazardous Substance has been Released at, or under any property now or previously owned or leased by the Company and (F) no Hazardous Substance has been Released or is present, in a reportable or threshold planning quantity, where such a quantity has been established by statute, ordinance, rule, regulation or order, at, on or under any property now or previously owned by the Company.

             (iii) The Company has not transported or arranged for the transportation (directly or indirectly) of any Hazardous Substance to any location which is listed or proposed for listing under CERCLA, or on any similar state list or which is the subject of Federal, state or local enforcement actions or other investigations which may lead to claims against Buyer for clean-up costs, remedial work, damages to natural resources or for personal injury claims, including, but not limited to, claims under CERCLA.

              (iv) No oral or written notification of a Release of a Hazardous Substance has been filed by or on behalf of the Company and no property now or previously owned or leased by the Company is listed or, to the Company's or a Seller's knowledge, proposed for listing, on the National Priorities List promulgated pursuant to CERCLA or on any similar state list of sites requiring investigation or clean-up.

               (v) There are no environmental Liens on any of the Company's assets, and no governmental actions have been taken or are in process that could subject any of such assets to such Liens. The Company would not be required to place any notice or restriction relating to the presence of Hazardous Substances at any property used in connection with the operation of its business in any deed to such property.

              (vi) There have been no environmental investigations, studies, audits, tests, reviews or other analyses conducted by or which are in the possession of the Company in relation to any property or facility now or previously owned or leased by the Company which have not been delivered to Buyer prior to the date hereof.

     3.23. CUSTOMERS AND SUPPLIERS. Neither the Company ____ _____ Subsidiary has received notice from or is otherwise aware that any group of customers who are under common ownership or control and who accounted as a group for a material percentage of the aggregate products and services furnished by the Company and the Subsidiaries during the past 18 months has stopped or intends to stop purchasing the Company's or a Subsidiary's products or services, nor has the Company or a Subsidiary lost any supplier, or group of suppliers, which accounted for a material percentage of the aggregate supplies purchased by the Company during the past 18 months.

     3.24. TRANSACTIONS WITH AFFILIATES. There are no loans, leases, royalty agreements or other continuing transactions between the Company and any Seller, any Affiliate of any Seller, or any member of any Seller's family.

                                      -A16

To the knowledge of the Company and Seller, none of the officers or directors of the Company or Seller (a) has any material direct or indirect interest in any entity which does business with the Company; (b) has any direct or indirect interest in any property, asset or right which is used by the Company in the conduct of its business; or (c) has any contractual relationship with the Company other than such relationships which occur from being an officer, director or stockholder of the Company.

     3.25. OTHER INFORMATION.[25] None of the documents or information delivered to Buyer in connection with the transactions contemplated by this Agreement, including, without limitation, [specify any documents that were material to either Buyer's decision to acquire the Company or to the determination of the Purchase Price] contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein not misleading. The financial projections relating to the Company and the Subsidiaries delivered to Buyer constitute the Company's and the Company's and Seller' best estimate of the information purported to be shown therein, and Seller is aware of any fact or information that would lead it to believe that such projections are incorrect or misleading in any material respect.

     3.26. INTERCOMPANY ARRANGEMENTS. Neither the Company nor any Subsidiary owns any note, bond, debenture or other indebtedness, or is otherwise a creditor, of Seller or any of its Affiliates. Since the Balance Sheet Date there has not been any payment by the Company or any Subsidiary to Seller or any of its Affiliates, charge by Seller or any of its Affiliates to the Company or any Subsidiary or other transaction between the Company or any Subsidiary and Seller and any of its Affiliates, except in any such case in the ordinary course of business of the Company and the Subsidiaries consistent with past practice.

     3.27. REPRESENTATIONS. The joint representations and warranties of the Company and Seller contained in this Agreement, disregarding all qualifications and exceptions contained therein relating to materiality or Material Adverse Effect, are true and correct with only such exceptions as would not in the aggregate reasonably be expected to have a Material Adverse Effect.


ARTICLE IV

                           ADDITIONAL REPRESENTATIONS
                            AND WARRANTIES OF SELLER

      Each Seller, severally but not jointly, represents and warrants to, and agrees with, Buyer as follows:

     4.01. TITLE AND VALIDITY OF SHARES. Except as set forth in the Escrow Agreement, such Seller now has, and on the Closing Date will have, good and marketable title to and unrestricted power to vote and sell the Shares designated as owned by such Seller opposite such Seller's name on SCHEDULE 2.01, free and clear of any Lien and, upon purchase and payment therefor and delivery to Buyer thereof in accordance with the terms of this Agreement, Buyer will obtain good and marketable title to such Shares free and clear of any Lien. All Shares owned by such Seller have been duly authorized and validly issued and are fully paid and non-assessable. All Shares to be sold by such Seller are registered in the name of such Seller.

     4.02. AUTHORITY. Such Seller has the legal power, right and authority to enter into and perform this Agreement, and to perform each of his obligations hereunder. The execution, delivery and performance of this Agreement by such Seller (a) require no action by or in respect of, or filing with, or consent of, any governmental body, agency or official or any other Person and (b) do not contravene, or constitute a default under, any provision of applicable law or regulation or of any agreement, judgment, injunction, order, decree or any other instrument binding upon such Seller. This Agreement has been duly executed and delivered by such Seller and constitutes a valid and binding obligation of such Seller, enforceable in accordance with its terms.

     4.03. POWER TO ACT AS TRUSTEE OR EXECUTOR. If such Seller is serving as trustee or executor with respect to its Shares, such Seller is duly authorized and empowered by the instruments creating such trust or trusts or by the

                                     -A17-
will of which such Seller is acting as executor and under applicable law to enter into this Agreement with respect to the Shares held by such Seller and to consummate the transactions contemplated herein.


                                    ARTICLE V

                     REPRESENTATIONS AND WARRANTIES OF BUYER

      Buyer hereby represents and warrants to the Company and Seller that:

     5.01. ORGANIZATION AND EXISTENCE. Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of [insert jurisdiction of incorporation] and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

     5.02. CORPORATE AUTHORIZATION. The execution, delivery and performance by Buyer of this Agreement [and the Note] and the consummation by Buyer of the transactions contemplated hereby are within the corporate powers of Buyer and [, except for any required approval by Buyer's stockholders,][27] have been duly authorized by all necessary corporate action on the part of Buyer. This Agreement constitutes a valid and binding agreement of Buyer. [The Note, when executed and delivered, will constitute a valid and binding obligation of Buyer.]

     5.03. GOVERNMENTAL AUTHORIZATION. The execution, delivery and performance by Buyer of this Agreement require no action by or in respect of, or filing with, any governmental body, agency, official or authority other than (i)
compliance with any applicable requirements of the HSR Act; [(ii) compliance with any applicable requirements of the 1934 Act;] and (iii) [specify any applicable regulatory approvals including any applicable environmental protection clearances].

     5.04. NON-CONTRAVENTION. The execution, delivery and performance by Buyer of this Agreement do not and will not (i) contravene or conflict with the corporate charts or bylaws of Buyer or (ii) assuming compliance with the matters referred to in Section 4.03, contravene or conflict with any provision of any law, regulation, judgment, injunction, order or decree binding upon Buyer.[28]

     5.05. FINDERS' FEES. Except for [specify Buyer's financial adviser], whose fees will be paid by Buyer, there is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of Buyer who might be entitled to any fee or commission from the Company or any or any Affiliate thereof upon consummation of the transactions contemplated by this Agreement.

     [5.06. FINANCING. Buyer has sufficient funds available to purchase the Stock.[29]]

     5.07.  PURCHASE  FOR  INVESTMENT.   Buyer  is  purchasing  the  Shares  for
investment for its own account and not with a view to, or for sale in connection with, any distribution thereof.

     5.08. LITIGATION. There is no action, suit, investigation or proceeding pending against, or to the knowledge of Buyer threatened against or affecting, Buyer before any court or arbitrator or any governmental body, agency or official which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated hereby.


                                   ARTICLE VI

                       COVENANTS OF THE COMPANY AND SELLER

      The Company and each Seller agree that:

                                     -A18-

     6.01. .[30] From the date hereof until the Closing Date, Seller shall cause the Company and the Subsidiaries to conduct their businesses in the ordinary course consistent with past practices and to use their best efforts to preserve intact their business organizations and relationships with third parties and to keep available the services of their present officers and employees. Without limiting the generality of the foregoing, from the date hereof until the Closing Date, Seller will not permit the Company or any Subsidiary to:

              (a) adopt or propose any change in its corporate charts or bylaws;

              (b) merge or consolidate with any other Person or acquire a material amount of assets of any other Person;

              (c) sell,  lease,  license or  otherwise  dispose of any  material assets or property except (i) pursuant to existing contracts or commitments and (ii) in the ordinary course consistent with past practices;

              (d) effect any direct or indirect redemption, purchase or other acquisition of any Company Securities, or declare, set aside or pay any dividend or make any other distribution of assets of any kind whatsoever with respect to any Company Securities;

              (e)    issue any Securities; or

              (f) agree or commit to do any of the foregoing.

The Company will not, and will not permit any Subsidiary to (i) take or agree or commit to take any action that would make any representation and warranty of Seller under this Agreement on the date of its execution and delivery inaccurate in any respect at, or as of any time prior to, the Closing Date or (ii) omit or agree or commit to omit to take any action necessary to prevent any such representation or warranty from being inaccurate in any respect at any such time.

     6.02. ACCESS TO INFORMATION. From the date hereof until the Closing Date, the Company (a) will give, and will cause each Subsidiary to give, Buyer, its counsel, financial advisors, financing sources, auditors and other authorized representatives full access to the offices, properties, books and records of the Company and the Subsidiaries (b) will furnish, and will cause the Company and each Subsidiary to furnish Buyer, its counsel, financial advisors, auditors and other authorized representatives such financial and operating data and other information relating to the Company and the Subsidiaries as such Persons may reasonably request and (c) will instruct the employees, counsel and financial advisors of, the Company and the Subsidiaries to cooperate with Buyer in its investigation of the Company and the Subsidiaries; PROVIDED that no investigation pursuant to this Section shall affect any representation or warranty given by the Company or Seller. [Notwithstanding the foregoing, Buyer shall not have access to personnel records of the Company or any Subsidiary relating to individual performance or evaluation records, medical histories or other information which in Seller's good faith opinion is sensitive or the disclosure of which could subject Seller to risk of liability.]

     6.03. NOTICES OF CERTAIN EVENTS. The Company will promptly notify Buyer of:

               (i) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

              (ii) any notice or other communication from any governmental or regulatory agency or authority in connection with the transactions contemplated by this Agreement; and

             (iii) any actions, suits, claims, investigations or proceedings commenced or, to its knowledge threatened against, relating to or involving or otherwise affecting Seller, the Company or any Subsidiary disclosed pursuant to Section 3.11 or that relate to the consummation of the transactions contemplated by this Agreement.

                                     -A19-

     6.04. RESIGNATIONS. The Company will deliver to Buyer the resignations of all officers and directors of the Company and the Subsidiaries from their positions with the Company and the Subsidiaries at or prior to the Closing Date, unless otherwise specified by Buyer.

     6.05. NONCOMPETITION.[31] (a) Each Seller agrees that for a period of (three) full years from the Closing Date, neither he nor any of his Affiliates shall:

               (i) engage, either directly or indirectly, as a principal or for its own account or solely or jointly with others, or as stockholder in any corporation or joint stock association, in any business that competes with the (business of the Company and the Subsidiaries relevant businesses) [(the "Business")] as it exists on the Closing Date [SPECIFY GEOGRAPHIC SCOPE -- E.G., COUNTRIES OR REGIONS IN WHICH THE COMPANY'S BUSINESS IS CURRENTLY conducted]; or

              (ii) employ or solicit, receive or accept the performance of services by any employee currently employed by the Company or any Subsidiary.

              (b) If any  provision  contained  in this  Section  shall  for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Section, but this Section shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. It is the intention of the parties that if any of the restrictions or covenants contained herein is held to cover a geographic area or to be for a length of time which is not permitted by applicable law, or in any way construed to be too broad or to any extent invalid, such provision shall not construed to be null, void and of no effect, but to the extent such provision would be valid or enforceable under applicable law, a court of competent jurisdiction shall construe and interpret or reform this Section to provide for a covenant having the maximum enforceable geographic area, time period and other provisions (not greater than those contained herein) as shall be valid and enforceable under such applicable law. Seller acknowledge that Buyer would be irreparably harmed by any breach of this Section and that there would be no adequate remedy at law or in damages to compensate Buyer for any such breach. Seller agree that Buyer shall be entitled to injunctive relief requiring specific performance by Seller of this Section, and Seller consent to the entry thereof.

              (c) The parties hereto agree that $__________ of the Purchase Price represents payment by Buyer for the noncompetition covenant contained in this Section 6.05.

     6.06. NO NEGOTIATIONS WITH THIRD PARTIES. From the date hereof until the earlier of the Closing Date or the date on which this Agreement is terminated, neither the Company nor any Seller, nor any of their respective agents or representatives, shall, directly or indirectly, encourage, solicit or engage in any discussions or negotiations with, or provide any information to, any Person or group concerning the possible acquisition by such third party of all or any part of the business of the Company, whether by purchase of assets, stock, merger or otherwise, other than as contemplated or permitted by this Agreement. The Company and each Seller agree promptly to notify Buyer of interest by any Person with respect to any such possible acquisition.

     6.07. CONFIDENTIALITY. Seller and their Affiliates will hold, and will use their best efforts to cause their respective officers, directors, employees, accountants, counsel, consultants, advisors and agents to hold, in confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, all confidential documents and information concerning Buyer furnished to Seller or their Affiliates in connection with the transactions contemplated by this Agreement, and (after the Closing Date) all confidential documents and information concerning the Company, except to the extent that such information can be shown to have been (i) previously known on a nonconfidential basis by Seller, (ii) in the public domain through no fault of Seller or (iii) later lawfully acquired by Seller from sources other than the Company or Buyer; PROVIDED that Seller may disclose such information to their respective officers, directors, employees, accountants, counsel, consultants, advisors and agents in connection with the transactions contemplated by this Agreement so long as such persons are informed by Seller of the confidential nature of such information and are directed by Seller to treat such information confidentially. The obligation of Seller and their Affiliates to hold any such information in confidence shall be

                                     -A20-
satisfied if they exercise the same care with respect to such information as they would take to preserve the confidentiality of their own similar information. If this Agreement is terminated, Seller and their Affiliates will, and will use their best efforts to cause their respective officers, directors, employees, accountants, counsel, consultants, advisors and agents to, destroy or deliver to Buyer, upon request, all documents and other materials, and all copies thereof, obtained by Seller or their Affiliates or on their behalf from Buyer in connection with this Agreement that are subject to such confidence.

     6.08. CONTINUING DISCLOSURE. The Company and Seller shall have the continuing obligation promptly to advise Buyer with respect to any matter hereafter arising or discovered that, if existing or known at the date of this Agreement, would have been required to be set forth or described in a schedule to this Agreement, or that constitutes a breach or prospective breach of this Agreement by the Company or a Seller. The delivery of any such notice shall not affect Buyer's remedies hereunder.


                                   ARTICLE VII

                               COVENANTS OF BUYER

      Buyer agrees that:

     7.01. CONFIDENTIALITY.[32] Prior to the Closing Date and after any termination of this Agreement, Buyer and its Affiliates will hold, and will use their best efforts to cause their respective officers, directors, employees, accountants, counsel, consultants, advisors and agents to hold, in confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, all confidential documents and information concerning the Company and the Subsidiaries furnished to Buyer or its Affiliates in connection with the transactions contemplated by this Agreement, except to the extent that such information can be shown to have been (i) previously known on a nonconfidential basis by Buyer, (ii) in the public domain through no fault of Buyer or (iii) later lawfully acquired by Buyer from sources other than the Company or its Subsidiaries; PROVIDED that Buyer may disclose such information to its officers, directors, employees, accountants, counsel, consultants, advisors and agents in connection with the transactions contemplated by this Agreement [and to its financing sources in connection with obtaining the financing for the transactions contemplated by this Agreement] so long as such Persons are informed by Buyer of the confidential nature of such information and are directed by Buyer to treat such information confidentially. The obligation of Buyer and its Affiliates to hold any such information in confidence shall be satisfied if the exercise the same care with respect to such information as they would take to preserve the confidentiality of their own similar information. If this Agreement is terminated, Buyer and its Affiliates will, and will use their best efforts to cause their respective officers, directors, employees, accountants, counsel, consultants, advisors and agents to, destroy or deliver to Seller, upon request, all documents and other materials, and all copies thereof, obtained by Buyer or its Affiliates or on their behalf from a Seller, the Company or the Subsidiaries in connection with this Agreement that are subject to such confidence.

     7.02. ACCESS. The Company and the Subsidiaries, on and after the Closing Date, will afford promptly to Seller and then agents reasonable access to their properties, books, records, employees and auditors to the extent necessary to permit Seller to determine any matter relating to its rights and obligations hereunder or to any period ending on or before the Closing Date. Seller will hold, and will use their best efforts to cause their officers, directors, employees, accountants, counsel, consultants, advisors and agents to hold, in confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, all confidential documents and information concerning the Company and the Subsidiaries provided to it pursuant to this
Section 6.02.


                                     -A21-

                                  ARTICLE VIII

                            COVENANTS OF ALL PARTIES

      The parties hereto agree that:

     8.01. BEST EFFORTS.[33] Subject to the terms and conditions of this Agreement, each party will use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable under applicable laws and regulations to consummate the transactions contemplated by this Agreement. Seller and Buyer each agree, and Seller, prior to the Closing, and Buyer, after the Closing, agree to cause the Company, to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be necessary or desirable in order to consummate or implement expeditiously the transactions contemplated by this Agreement.

     8.02. CERTAIN FILINGS. The Company, Seller and Buyer shall cooperate with each other (a) in determining whether any action by or in respect of, or filing with, any governmental body, agency, official or authority is required, or any actions, consents, approvals or waivers are required to be obtained from parties to any material contracts, in connection with the consummation of the transactions contemplated by this Agreement and (b) in taking such actions or making any such filings, furnishing information required in connection therewith and seeking timely to obtain any such actions, consents, approvals or waivers.

     8.03. PUBLIC ANNOUNCEMENTS. The parties agree to consult with each other before issuing any press release or making any public statement with respect to this Agreement or the transactions contemplated hereby and, except as may be required by applicable law or any listing agreement with any national securities exchange, will not issue any such press release or make any such public statement prior to such consultation.


                                   ARTICLE IX

                              EMPLOYEE BENEFITS[60]

     9.01. EMPLOYEE BENEFITS. The following terms, as used herein, having the following meanings:

      "BENEFIT ARRANGEMENT" means each employment, severance or other similar contract, arrangement or policy (written or oral) and each plan or arrangement (written or oral) providing for severance benefits, insurance coverage (including any self-insured arrangements), workers' compensation, disability benefits, supplemental unemployment benefits, vacation benefits, retirement benefits or for deferred compensation, profit-sharing, bonuses, stock options, stock appreciation rights or other forms of incentive compensation or post-retirement insurance, compensation or benefits which (i) is not an Employee Plan, (ii) is entered into, maintained or contributed to, as the case may be, by Seller or any of their Affiliates and (iii) covers any employee or former employee of the Company.

      "EMPLOYEE PLANS" means each "employee benefit plan", as such term is defined in Section 3(3) of ERISA, that (i) is subject to any provision of ERISA and (ii) is maintained or contributed to by the Company or any of its ERISA Affiliates, as the case may be.

      "ERISA" means the Employment Retirement Income Security Act of 1974, as amended.

      "ERISA AFFILIATE" of any entity means any other entity that, together with such entity, would be treated as a single employer under Section 414 of the Code.

      "MULTIEMPLOYER PLAN" means each Employee Plan that is a multiemployer plan, as defined in Section 3(37) of ERISA.

                                     -A22-

     9.02. ERISA REPRESENTATIONS. The Company and each Seller, jointly and severally, hereby represent and warrant to Buyer that:

      (a) SCHEDULE 9.02 lists each Employee Plan that covers any employee of the Company, copies or descriptions of all of which have previously been made available or furnished to Buyer. With respect to each Employee Plan, the Company has provided the most recently filed Form 5500 and an accurate summary description of such plan. The Company has provided Buyer with complete age, salary, service and related data as of the most recent practicable date for employees of the Company.

      (b) SCHEDULE 9.02 also includes a list of each Benefit Arrangement of the Company, copies or descriptions of which have been made available or furnished previously to Buyer.

      (c) None of the Employee  Plans or other  arrangements  listed on SCHEDULE
9.02 covers any non-United States employee or former employee of the Business.

      (d) No "prohibited transaction", as defined in Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Employee Plan.

      (e) No Employee Plan is a Multiemployer Plan and no Employee Plan is subject to Title IV of ERISA. The Company and its Affiliates have not incurred any liability under Title IV or ERISA arising in connection with the termination of any plan covered or previously covered by Title IV of ERISA.

      (f) Each Employee Plan which is intended to be qualified under Section 401(a) of the Code is so qualified and has been so qualified during the period from its adoption to date, and each trust forming a part thereof is exempt from tax pursuant to Section 501(a) of the Code. The Company has furnished to Buyer copies of the most recent Internal Revenue Service determination letters with respect to each such plan. Each Employee Plan has been maintained in compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations, including but not limited to ERISA and the Code, which are applicable to such plan. [ALTERNATE PROVISION IF NO RETIREMENT PLANS:
NO EMPLOYEE PLAN IS AN "EMPLOYEE PENSION BENEFIT PLAN" AS DEFINED IN SECTION 3(2) OF ERISA.]

      (g) Each Employee Plan and each Benefit Arrangement has been maintained in substantial compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations which are applicable to such Benefit Arrangement.

      (h) With respect to the employees and former employees of the Company, there are no employee post-retirement medical or health plans in effect, except as required by Section 4980B of the Code.

      (i) All contributions and payments accrued under each Employee Plan and Benefit Arrangement, determined in accordance with prior funding and accrual practices, as adjusted to include proportional accruals for the period ending on the Closing Date, will be discharged and paid on or prior to the Closing Date except to the extent (i) reflected on the Closing Balance Sheet or (ii) retained by Seller. Except as disclosed in writing to Buyer prior to the date hereof, there has been no amendment to, written interpretation of or announcement (whether or not written) by Seller or any of its ERISA Affiliates relating to, or change in employee participation or coverage under, any Employee Plan or Benefit Arrangement that would increase materially the expense of maintaining such Employee Plan or Benefit Arrangement above the level of the expense incurred in respect thereof for the fiscal year ended prior to the date hereof.

      (j) There is no contract, agreement, plan or arrangement covering any employee or former employee of the Company that, individually or collectively, could give rise to the payment of any amount that would not be deductible pursuant to the terms of Section 280G of the Code.

      (k) No tax under Section 4980B of the Code has been incurred in respect of any Employee Plan that is a group health plan, as defined in Section 5000(b)(1) of the Code.

                                     -A23-

      (l) No employee of the Company will become entitled to any bonus, retirement, severance or similar benefit or enhanced benefit solely as a result of the transactions contemplated hereby.

      (m) The Company does not have, nor is it reasonably expected to have, any liability under Title IV of ERISA.

     9.03. NO THIRD PARTY BENEFICIARIES. No provision of this Article IX shall create any third party beneficiary or other rights in any employee or former employee (including any beneficiary or dependent thereof) of the Company in respect of continued employment (or resumed employment) with the Company and no provision of this Article IX shall create any such rights in any such Persons in respect of any benefits that may be provided, directly or indirectly, under any Employee Plan or Benefit Arrangement or any plan or arrangement that may be established by Buyer or any of its Affiliates. No provision of this Agreement shall constitute a limitation on rights to amend, modify or terminate after the Closing Date any Employee Plan or Benefit Arrangement.


                                    ARTICLE X

                              CONDITIONS TO CLOSING

     10.01. CONDITIONS TO THE OBLIGATIONS OF EACH PARTY. The obligations of Buyer, the Company and Seller to consummate the Closing are subject to the satisfaction of the following conditions:

              (a) Any  applicable  waiting  period under the HSR Act relating to
      the   transactions   contemplated   hereby  shall  have  expired  or  been
      terminated.

              (b) No proceeding challenging this Agreement or the transactions contemplated hereby or seeking to prohibit, alter, prevent or materially delay the Closing shall have been instituted by any Person before any court, arbitrator or governmental body, agency or official and be pending.

              (c) Each other party shall have executed and delivered each of the Ancillary Agreements to be entered into by it at Closing, in each case substantially in the form attached as an exhibit to this Agreement.

              [(d) All actions by or in respect of or filings with any governmental body, agency, official or authority required to permit the consummation of the Closing including, [specify any specific regulatory approval] shall have been obtained.]

     10.02. CONDITIONS TO OBLIGATION OF BUYER.[100] The obligation of Buyer to consummate the Closing IS subject to the satisfaction of the following further conditions:

              (a)(i) the Company and each Seller shall have performed in all material respects all of his or its obligations hereunder required to be performed on or prior to the Closing Date, (ii) the representations and warranties of the Company and each Seller contained in this Agreement at the time of its execution and delivery and in any certificate or other writing delivered by the Company or a Seller pursuant hereto, disregarding all qualifications and exceptions contained therein relating to materiality or Material Adverse Effect, shall be true at and as of the Closing Date, as if made at and as of such date with only such exceptions as would not in the aggregate reasonably be expected to have a Material Adverse Effect and (iii) Buyer shall have received a certificate signed by the [specify appropriate officer] Seller to the foregoing effect.

              (b) No court, arbitrator or governmental body, agency or official shall have issued any order, and there shall not be any statute, rule or regulation, restraining the effective
                                     -A24-
     operation by Buyer of the business of the Company and the Subsidiaries after the Closing Date, and no proceeding challenging this Agreement or the transactions contemplated hereby or seeking to prohibit, alter, prevent or materially delay the Closing shall have been instituted by any Person before any court, arbitrator or governmental body, agency or official and be pending.

              (c) Buyer shall have received an opinion of Seller' Counsel, dated the Closing Date, to the effect specified in Sections 3.01 through 3.06 and 3.11 and with respect to such other matters as Buyer may reasonably request. [Such opinion shall recite that it may be relied upon by Buyer's senior secured lender and equity and subordinated debt investors as if it were addressed to them.] In rendering such opinion, such counsel may rely upon certificates of public officers, as to matters governed by the laws of jurisdictions other than [specify] or the federal laws of the United States of America, upon opinions of counsel reasonably satisfactory to Buyer, copies of which shall be contemporaneously delivered to Buyer, and as to matters of fact, upon certificates of officers of Seller, the Company and the Subsidiaries.

              (d) [Execution and delivery of other relevant agreements, including non-compete, employment agreements, trademark or software licenses, leases, supply, service or administrative agreements or other transition agreements.]

              (e) The Company shall have received all consents, authorizations or approvals from the governmental agencies referred to in Section 3.03(a), in each case in form and substance reasonably satisfactory to Buyer, and no such consent, authorization or approval shall have been revoked.

              [(f) Simultaneously with or prior to the Closing, Buyer shall have obtained sufficient bank and other financing, on terms satisfactory to it, to allow it to consummate the transactions contemplated by this Agreement and to finance the business of the Company following the Closing.]

              (g) Buyer shall have received all other closing documents specified in Section 2.02 of this Agreement and all other closing documents that it may reasonably request, all in form and substance reasonably satisfactory to Buyer.

     10.03. CONDITIONS TO OBLIGATION OF SELLER. The obligation of Seller to consummate the Closing is subject to the satisfaction of the following further conditions:

              (a)(i) Buyer shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Closing Date, (ii) the representations and warranties of Buyer contained in this Agreement at the time of its execution and delivery and in any certificate or other writing delivered by Buyer pursuant hereto shall be true in all material respects at and as of the Closing Date, as if made at and as of such date and (iii) Seller shall have received a certificate signed by the [specify appropriate officer] of Buyer to the foregoing effect.

              [(b) No proceeding challenging this Agreement or the transactions contemplated hereby or seeking to prohibit, alter, prevent or materially delay the Closing shall have been instituted by any Person before any court, arbitrator or governmental body, agency or official and be pending.][101]

              [(c) Seller shall have received an opinion of Buyer's Counsel, dated the Closing Date, to the effect specified in Sections 5.01 through
      5.04 and 5.07 and with respect to such other matters as Seller shall reasonably request. In rendering such opinion, such counsel may rely upon certificates of public officers, as to matters governed by the laws of jurisdictions other than [specify] or the federal laws of the United States of America, upon opinions of counsel

                                      -A25-
      reasonably   satisfactory   to   Seller,   copies  of   which   shall   be
      contemporaneously delivered to Seller, and as to matters of fact, upon certificates of officers of Buyer.]

              (d) [Execution and delivery of other relevant agreements, including non-compete, employment agreements, trademark or software licenses, leases, supply, service or administrative agreements or other transition agreements].

              [(e) Buyer shall have received all consents, authorizations or approvals from governmental agencies referred to in Section 3.03, in each case in form and substance reasonably satisfactory to Seller, and no such consent, authorization or approval shall have been revoked.]

              (f) Seller shall have received all items specified in Section 2.02 of this Agreement and all other closing documents that they may reasonably request, all in form and substance reasonably satisfactory to them.


                                   ARTICLE XI

                            SURVIVAL; INDEMNIFICATION

     11.01. SURVIVAL. The covenants, agreements, representations and warranties of the parties hereto contained in this Agreement or in any certificate or other writing delivered pursuant hereto or in connection herewith shall survive the Closing until the [third] anniversary of the Closing Date [or (i) in the case of Section , for the period set forth therein, (ii) in the case of Section , indefinitely, and (iii) in the case of the covenants, agreements, representations and warranties contained in Article , until expiration of the applicable statutory period of limitations (giving effect to any waiver, mitigation or extension thereof), if later.] Notwithstanding the preceding sentence, any covenant, agreement, representation or warranty in respect of which indemnity may be sought under Section 11.02 shall survive the time at which it would otherwise terminate pursuant to the preceding sentence, if notice of the inaccuracy or breach thereof giving rise to such right to indemnity shall have been given to the party against whom such indemnity may be sought prior to such time.

     11.02. INDEMNDIFICATION.[102] (a) Each Seller, jointly and severally, hereby indemnifies Buyer and, effective at the Closing, without duplication, the Company and the Subsidiaries against and agrees to hold them harmless from any and all damage, loss, liability and expense (including without limitation reasonable expenses of investigation and reasonable attorneys' fees and expenses in connection with any action, suit or proceeding) ("Damages") incurred or suffered by Buyer, the Company or any of the Subsidiaries arising out of any misrepresentation or breach of warranty, covenant or agreement made or to be performed by the Company or a Seller pursuant to this Agreement (other than the Covenants and agreements of Seller contained in Articles I, II and IV [; PROVIDED that (i) Seller shall not be liable under this Section 11.02(a) unless the aggregate amount of Damages with respect to all matters referred to in this
Section 11.02(a) (determined without regard to any materiality qualification contained in any representations, warranty or covenant giving rise to claim for indemnity hereunder) exceeds $__________ and then only to the extent of such excess and (ii) each Seller's maximum liability under this Section 11.02(a) shall not exceed [the amount paid to such Seller (or the Escrow Agent) with respect to the Shares sold by such Seller to Buyer] $__________.]

              (b) Each Seller, severally but not jointly, hereby indemnifies Buyer and, effective at the Closing, without duplication, the Company agrees to hold them harmless from and against all Damages incurred or suffered by Buyer or the Company arising out of any breach of any covenant or agreement of such Seller pursuant to Article I or II or the inaccuracy or breach of any representation, warranty, covenant or agreement made by such Seller pursuant to
Article IV.

              (c) Buyer hereby indemnifies Seller against and agrees to hold it harmless from any and all Damages incurred or suffered by Seller arising out of any misrepresentation or breach of warranty, covenant or agreement made or to be performed by Buyer pursuant to this Agreement (other than pursuant to Article VIII [or

                                     -A26-

IX]) [; PROVIDED that (i) Buyer shall not be liable under this Section 11.02(b) unless the aggregate amount of Damages with respect to all matters referred to in this Section 11.02(b) (determined without regard to any materiality qualification contained in any representations, warranty or covenant giving rise to the claim for indemnity hereunder) exceeds $__________ and then only to the extent of such excess and (ii) Buyer's maximum liability under this Section 11.02(b) shall not exceed $__________.]

              (d) Seller shall have no right of indemnification, contribution or subrogation against the Company with respect to any indemnification by any Seller or Seller under this Section 11.02 if the transactions contemplated by this Agreement are consummated. Seller shall have a right of contribution against each other with respect to amounts actually paid pursuant to this
Section 11.02, but such right of contribution shall in no way limit or affect Buyer's and the Company's rights contained in this Article XI.

              (e) Buyer's claims for indemnification pursuant to this Article XI may (but without prejudice to its rights to proceed directly against one or more of the Seller should it, in its sole discretion, choose to do so) be satisfied from funds withheld or deposited and held in escrow pursuant to Section 2.02.

     11.03. PROCEDURES; [NO WAIVER]; [EXCLUSIVITY].103] [(a)] The party seeking indemnification under Section 11.02 (the "Indemnified Party") agrees to give prompt notice to the party against whom indemnity is sought (the "Indemnifying Party") of the assertion of any claim, or the commencement of any suit, action or proceeding in respect of which indemnity may be sought under such Section. The Indemnifying Party may, and at the request of the Indemnified Party shall, participate in and control the defense of any third party suit, action or proceeding at its own expense. The Indemnifying Party shall not be liable under Section [9.09 or] 11.02 for any settlement effected without its consent of any claim, litigation or proceeding in respect of which indemnity may be sought hereunder.

              (b) No waiver of a closing condition by either Buyer or Seller shall limit its rights under Section 11.02.

              [(c) After the Closing, Sections 8.10 [, 9.09] and 11.02 will provide the exclusive remedy for any misrepresentation, breach of warranty, covenant or other agreement (other than those contained in Sections 2.03, 2.04, 5.05 and 6.02) or other claim arising out of this Agreement or the transactions contemplated hereby.]


                                   ARTICLE XII

                                   TERMINATION

     12.01. GROUNDS FOR TERMINATION.[104] This Agreement may be terminated at any time prior to the Closing:

               (i)   by written agreement of Seller and Buyer;

              (ii) by either Seller or Buyer if the Closing shall not have been consummated on or before 199-; or

             (iii) by either Seller or Buyer [if there shall be any law or regulation that makes consummation of the transactions contemplated hereby illegal or otherwise prohibited or][105] if consummation of the transactions contemplated hereby would violate any nonappealable final order, decree or judgment of any court or governmental body having competent jurisdiction.

      The party desiring to terminate this Agreement pursuant to clauses (ii) or
(iii) shall give notice of such termination to the other parties.

     12.02. EFFECT OF TERMINATION. If this Agreement is terminated as permitted by Section 12.01, such termination shall be without liability of either party (or any shareholder, director, officer, employee, agent, consultant or representative of such party) to the other party to this Agreement; PROVIDED that if such termination

                                     -A27-
shall result from the willful failure of any party to fulfill a condition to the performance of the obligations of another party or to perform a covenant of this Agreement or from a willful breach by any party to this Agreement, such party shall be fully liable for any and all Damages incurred or suffered by the other party as a result of such failure or breach. The provisions of Sections 7.01 and
14.03 [specify others] shall survive any termination hereof pursuant to Section 12.01.


                                  ARTICLE XIII

                                SELLER' COMMITTEE

     13.01. APPOINTMENT OF SELLER' COMMITTEE. (a) Each Seller hereby irrevocably constitutes and appoints, ________________, ________________ and
________________ (the "Seller' Committee"), or a majority of them acting separately, as such Seller's attorneys-in-fact and agents in connection with the transactions contemplated by this Agreement and the Escrow Agreement. This power is irrevocable and coupled with an interest, and shall not be affected by the death, incapacity, illness or other inability to act of any Seller.

              (b) Each Seller hereby irrevocably grants the Seller' Committee, or a majority of the members thereof acting separately, full power and authority on behalf of such Seller:

               (i) to execute and deliver, and to accept delivery of, such documents as may be deemed by the Seller' Committee, in its sole discretion, to be appropriate to consummate the transactions contemplated by this Agreement and the Escrow Agreement.

              (ii) to endorse to Buyer and to deliver certificates representing the Shares to be sold by such Seller at the Closing.

             (iii) to accept, at the Closing, the purchase price for each Share sold by such Seller at the Closing, as payment in full for such Shares, and to certify as to the accuracy of the representations and warranties of the Company and of such Seller under, or pursuant to the terms of, this Agreement.

              (iv) to (A) dispute or refrain from disputing any claim made by Buyer under this Agreement; (B) negotiate and compromise any dispute that may arise under, and to exercise or refrain from exercising any remedies available under, this Agreement and the Escrow Agreement and (C) execute any settlement agreement, release or other document with respect to such dispute or remedy;

               (v) to waive any closing condition contained in Article X of this Agreement and to give or agree to any and all consents, waivers, amendments or modifications deemed by the Seller' Committee, in its sole discretion, to be necessary or appropriate under this Agreement or the Escrow Agreement, and, in each case, to execute and deliver any documents that may be necessary or appropriate in connection therewith;

              (vi) to enforce any claim against Buyer arising under this Agreement or the Escrow Agreement.

             (vii) to engage attorneys, accountants and agents at the expense of the Seller; and

            (viii) to give such instructions and to take such action or refrain from taking such action as the Seller' Committee deems, in its sole discretion, necessary or appropriate to carry out the provisions of, and to consummate the transactions contemplated by, this Agreement or the Escrow Agreement.

              (c) Each Seller hereby agrees that:

               (i) a majority of the members of the Seller' Committee is authorized to act on behalf of such Seller, notwithstanding any dispute or disagreement among the Seller or among the members of the Seller' Committee, and that the Company and Buyer shall be entitled to rely on any and all action taken by the Seller'

                                     -A28-

     Committee under this Agreement and the Escrow Agreement without any liability to, or obligation to inquire of, any Seller or the other members of the Seller' Committee, notwithstanding any knowledge on the part of the Company or Buyer of any such dispute or disagreement;

              (ii) notice to the Seller' Committee, delivered in the manner provided herein, shall be deemed to be notice to such Seller for the purposes of this Agreement and the Escrow Agreement;

             (iii) the authority of the Seller' Committee, as described in this Agreement, shall be effective until the rights and obligations of the Seller' Committee under this Agreement and the Escrow Agreement shall terminate by virtue of the termination of any and all rights and obligations of such Seller to Buyer under this Agreement and the Escrow Agreement;

              (iv) if any member of the Seller' Committee resigns or is removed or otherwise ceases to function in his capacity as such for any reason whatsoever, and no successor acceptable to Buyer is appointed by a majority-in-interest of the Seller within thirty (30) days, the Seller' Committee shall consist solely of the remaining members of the Seller' Committee. If, as a result of such resignation or removal, there are no remaining members of the Seller' Committee and no successor acceptable to Buyer is appointed by a majority- in-interest of Seller within thirty (30) days, then Buyer shall have the right to appoint a member of the Seller' Committee to serve as described in this Agreement (who shall be a Seller);

               (v) there shall at no time be more than three members of the Seller' Committee; and

              (vi) notwithstanding the provisions of this Section 13.01 or any other provision of this Agreement or the Escrow Agreement, if at any time there are less than three members of the Seller' Committee (as a result of the death, resignation or removal of a member or otherwise), all of the members of the Seller' Committee are (or the one member, where there is only one member of such Seller' Committee, is) authorized to act on behalf of the Seller' Committee to the same extent as a majority of the members of the Seller' Committee is authorized to act pursuant to this Section
      13.01 and, under such circumstances, Buyer and the Company shall be entitled to rely on any and all actions taken by all of the members of the Seller' Committee, or such member.

              (d) Each Seller agrees that, notwithstanding the foregoing, at the request of Buyer, he shall take all actions necessary or appropriate to consummate the transactions contemplated by this Agreement or the Escrow Agreement (including, without limitation, delivery of his Shares and acceptance of the purchase price therefor) individually on his own behalf. Each Seller has delivered to the Seller' Committee certificates for the Shares to be sold by such Seller pursuant to this Agreement, duly endorsed or accompanied by stock powers duly endorsed in blank, to be held by the Seller' Committee and delivered by the Seller' Committee to Buyer at the Closing if the Closing shall occur and the Seller' Committee acknowledges receipt thereof.

     13.02. LIMITATION ON ACTIONS. Any claim, action, suit or other proceeding, whether at law or in equity, to enforce any right, benefit or remedy granted to Seller under this Agreement shall be asserted, brought, prosecuted, or maintained only by the Seller' Committee on behalf of the other Seller. Any claim, action, suit or other proceeding, whether at law or in equity, to enforce any right, benefit or remedy granted under this Agreement, including without limitation any right of indemnification provided in this Agreement, may be asserted, brought, prosecuted or maintained by Buyer against the Seller by service of process on each member of the Seller' Committee and without the necessity of serving process on, or otherwise joining or naming any other Seller as a defendant in such claim, action, suit or other proceeding. With respect to any matter contemplated by this Section, a Seller shall be bound by any determination in favor of or against the Seller' Committee or the terms of any settlement or release to which the Seller' Committee shall become a party.

     13.03. INDEMNIFICATION. (a) Seller, jointly and severally, shall indemnify Buyer and the Company (collectively, the "INDEMNITEES") against, and agree to hold the Indemnitees harmless from, any and all Damages incurred or suffered by any Indemnitee arising out of, with respect to or incident to the operation of, or any breach of any covenant or agreement pursuant to, this Article XIII, or the designation, appointment and actions of the

                                     -A29-

Seller' Committee pursuant to this Article XIII, including, without limitation, with respect to (i) actions taken by the Seller' Committee or any member thereof and (ii) reliance by any Indemnitee on, and actions taken by any Indemnitee in response to or in reliance on, the instructions of, notice given by or any other action taken by the Seller' Committee.

              (b) Each Seller shall indemnify each member of the Seller' Committee against any Damages (except such as result from such member's gross negligence or willful misconduct) that such member may suffer or incur in connection with any action taken by such member as a member of the Seller'
Committee. No member of the Seller's Committee shall be liable to any Seller with respect to any action or omission taken or omitted to be taken by the Seller' Committee pursuant to this Article XIII, except for such member's gross negligence or willful misconduct.


                                   ARTICLE XIV

                                  MISCELLANEOUS

     14.01. NOTICES. All notices, requests and other communications to either party hereunder shall be in writing (including telecopy or similar writing) and shall be given,

              if to Buyer, to:

                     [address]
                     Telecopy:

                     with a copy to:

                     [name]
                     [address]
                     Telecopy:



              if to the Company, to:

                     (address]
                     Telecopy:

                     with a copy to:

                     [name]
                     [address]
                     Telecopy:

              if to a Seller:

                     at his address shown in
                     SCHEDULE 2.01, or to the
                     Seller' Committee


     14.02. AMENDMENTS; NO WAIVERS. (a) Any provision of this Agreement may be amended or waived prior to the Closing Date if, and only if, such amendment or waiver is in writing and signed by Buyer, the Company and

                                     -A30-

Seller. Any amendment, waiver or action of Seller hereunder may be taken by a majority-in-interest of Seller or by the Seller' Committee.

              (b) No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     14.03. EXPENSES. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense; provided, however, that if the Closing shall occur al such costs and expenses incurred by the Company shall be paid or reimbursed by Seller.

     14.04. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED that no party may assign, delegate or otherwise transfer any of his or its rights or obligations under this Agreement without the consent of the other parties hereto, except that Buyer may transfer or assign, in whole or from time to time in part, to one or more of its Affiliates, the right to purchase all or a portion of the Shares, but no such transfer or assignment will relieve Buyer of its obligations hereunder, and Buyer may collaterally assign its rights to receive payments pursuant to Article XI hereof or pursuant to the Escrow Agreement to one or more lenders providing financing for the transactions contemplated by this Agreement.

     14.05. FURTHER ASSURANCES. From time to time after the Closing, at the request of Buyer and without further consideration, Seller will execute and deliver to Buyer such other documents, and take such other action, as Buyer may reasonably request in order to consummate more effectively the transactions contemplated hereby and to vest in Buyer good, valid and marketable title to the Shares.

     14.06. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the law of the State of [_____]) [, without regard to the conflicts of law rules of such state].[106]

     14.07. COUNTERPARTS; EFFECTIVENESS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other parties hereto.

     14.08. ENTIRE AGREEMENT. This Agreement [and specify other agreements] constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings and negotiations, both written and oral, between the parties with respect to the subject matter hereof. No representation, inducement, promise, understanding, condition or warranty not set forth herein has been made or relied upon by either party hereto. Neither this Agreement nor any provision hereof is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.[107]

     14.09. CAPTIONS. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

     14.10. JURISDICTION. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties in the courts of the State of [__________], and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any obligation to venue laid therein. Process in any such action or proceeding may be served on any party anywhere in the world, whether within or without the State of [__________].


                                     -A31-

              IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                     [BUYER]


                                     By____________________________
                                      Title:


                                     [COMPANY]


                                     By____________________________
                                      Title:


                                     ______________________________
                                      [Seller]


                                     ______________________________
                                      [Seller]


                                     _______________________________
                                      [Stockholder]


                                     SELLER' COMMITTEE
                                     (in their capacity as such)


                                     _______________________________


                                     _______________________________


                                     _______________________________


                                     -A32-

                                    EXHIBIT B


                              CORE TRUST (DELAWARE)
                          INVESTMENT ADVISORY AGREEMENT

         AGREEMENT made the 2nd day of January, 1998 between Core Trust (Delaware) (the "Trust"), a business trust organized under the laws of the State of Delaware with its principal place of business at Two Portland Square, Portland, Maine 04101, and Forum Investment Advisors, LLC (the "Adviser"), a corporation organized under the laws of State of Delaware with its principal place of business at Two Portland Square, Portland, Maine 04101.

         WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and is authorized to issue interests (as defined in the Trust's Trust Instrument) in separate series; and

         WHEREAS, the Trust desires that the Adviser perform investment advisory services for Treasury Cash Portfolio, Government Cash Portfolio and Cash Portfolio (each a "Portfolio," and collectively the "Portfolios"), and the Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

         SECTION 1.  THE TRUST; DELIVERY OF DOCUMENTS

         The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Trust Instrument and Registration Statement filed with the Securities and Exchange Commission (the "Commission") under the Act, as may be supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Trust's Board of Trustees (the "Board"). The Trust is currently authorized to issue eight series of interests and the Board is authorized to issue interests in any number of additional series. The Trust has delivered to the Adviser copies of the Trust's Trust Instrument and Registration Statement and will from time to time furnish the Adviser with any amendments thereof.

         SECTION 2.  INVESTMENT ADVISER; APPOINTMENT

         The Trust hereby employs the Adviser, subject to the direction and supervision of the Board, to manage the investment and reinvestment of the assets in each Portfolio and, without limiting the generality of the foregoing, to provide other services specified in Section 3 hereof.

         SECTION 3.  DUTIES OF THE ADVISER

         (a) The Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets in each Portfolio. To carry out such decisions, the Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Portfolios. In all purchases, sales and other transactions in securities for the Portfolios, the Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

         (b) The Adviser will report to the Board at each meeting thereof all changes in each Portfolio since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Portfolios and the Adviser, and on its own initiative, will furnish the Board from time to time with such information as the Adviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are

                                      -B1-
included in the Portfolios' holdings, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Portfolios' maintain investments. The Adviser will also furnish the Board with such statistical and analytical information with respect to securities in the Portfolios as the Adviser may believe appropriate or as the Board reasonably may request.

         (c) In making purchases and sales of securities for the Portfolios, the Adviser will follow and comply with the policies set from time to time by the Board as well as the limitations imposed by the Trust's Trust Instrument and Registration Statement under the Act, the limitations in the Act and in the Internal Revenue Code of 1986, as amended, in respect of regulated investment companies and the investment objectives, policies and restrictions of the Portfolios.

         (d) The Adviser will from time to time employ or associate with such persons as the Adviser believes to be particularly qualified to assist in the execution of the Adviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Adviser. No obligation may be incurred on the Trust's behalf in any such respect.

         (e) The Adviser shall either monitor the performance of brokers, dealers and other persons who introduce or execute purchases, sales and other transactions of securities and other investment assets of the Portfolios or select an introducing broker who shall, as part of its transaction charges, monitor such performance. Such persons may be affiliated with the Adviser, any investment subadviser or other affiliates of the Trust to the extent permitted by the Act.

         (f) The Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the Act. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Commission and the Internal Revenue Service. The books and records pertaining to the Trust which are in possession of the Adviser shall be the property of the Trust. The Trust, or the Trust's authorized representatives, shall have access to such books and records at all times during the Adviser's normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Adviser to the Trust or the Trust's authorized representatives.

         SECTION 4.  SUBADVISERS

         The Adviser may carry out any of its obligations under this Agreement by employing, subject to the Board's supervision, one or more persons who are registered as investment advisers pursuant to the Investment Advisers Act of 1940, as amended, (the "Advisers Act") or who are exempt from registration thereunder ("SubAdvisers"). Each SubAdviser's employment will be evidenced by a separate written agreement approved by the Trustees of the Trust and the interestholders of the applicable Portfolios. The Adviser shall not be liable for any act or omission of any SubAdviser except with respect to matters as to which the Adviser specifically assumes responsibility in writing.

         SECTION 5.  EXPENSES

         The Trust hereby confirms that the Trust shall be responsible and shall assume the obligation for payment of all the Trust's expenses, including: interest charges, taxes, brokerage fees and commissions; certain insurance premiums; fees, interest charges and expenses of the Trust's custodian and transfer agent; telecommunications expenses; auditing, legal and compliance expenses; costs of the Trust's formation and maintaining its existence; costs of preparing the Trust's registration statement, account application forms and interestholder reports and delivering them to existing and prospective interestholders; costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts and of calculating the net asset value of interests in the Trust; costs of reproduction, stationery and supplies; compensation of the Trust's trustees, officers and employees

                                      -B2-
and the costs of other personnel performing services for the Trust; costs of Trust meetings; registration fees and related expenses for registration with the Commission and the securities regulatory authorities of other countries in which the Trust's interests are sold; state securities law registration fees and related expenses; and fees and out-of-pocket expenses payable to Forum Financial Services, Inc. under any placement agent, management or similar agreement.

         SECTION 6.  STANDARD OF CARE

         (a) The Adviser shall give the Trust the benefit of its best judgment and efforts in rendering its services to the Trust and shall not be liable for error of judgment or mistake of law, for any loss arising out of any investment, or in any event whatsoever, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the security holders of the Trust to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of reckless disregard of its obligations and duties hereunder. No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or the Adviser, from liability in violation of Sections 17(h), 17(i) or 36(b) of the Act.

         (b) The Adviser shall not be held responsible for any loss incurred by reason of any act or omission of any dealer, broker or custodian; provided that such loss in not the result of the Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or the result of the Adviser's reckless disregard of its obligations and duties hereunder.

         (c) This Section shall survive the termination of this Agreement and shall be binding upon the Trust's and the Adviser's successors and personal representatives.

         SECTION 7.  COMPENSATION

         For the services provided by the Adviser pursuant to this Agreement, the Trust shall pay the Adviser, with respect to each of the Portfolios, a fee based upon the total average daily net assets of the Portfolios ("Total Portfolio Assets"). The Trust shall pay the Adviser a total fee of 0.06% for the first $200 million of Total Portfolio Assets, 0.04% of the next $300 million of Total Portfolio Assets, and 0.03% of the remaining Total Portfolio Assets. Such fees shall be accrued by the Trust daily with respect to each Portfolio in the proportion that Portfolio's average daily net assets bear to Total Portfolio Assets and shall be payable monthly in arrears on the first day of each calendar month. Upon the termination of this Agreement, the Trust shall pay to the Adviser such compensation as shall be payable prior to the effective date of such termination. The Adviser shall be paid a minimum annual fee of $50,000 for its services to the Trust with respect to the Portfolios. To the extent the Adviser has delegated its responsibilities with respect to a Portfolio to a SubAdviser, the Adviser shall pay the advisory fee to that SubAdviser.

         SECTION 8.  EFFECTIVENESS, DURATION AND TERMINATION

         (a) This Agreement shall become effective with respect to a Portfolio immediately upon approval by a majority of the outstanding voting interests of that Portfolio.

         (b) This Agreement shall remain in effect with respect to a Portfolio for a period of two years from the date of its effectiveness and shall continue in effect for successive twelve-month periods (computed from each anniversary date of the approval) with respect to the Portfolio; provided that such continuance is specifically approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting interests of the Portfolio, and, in either case, (ii) by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust); provided further, however, that if this Agreement or the continuation of this Agreement is not approved as to a Portfolio, the Adviser may continue to render to that Portfolio the services described herein in the manner and to the extent permitted by the Act and the rules and regulations thereunder.

                                      -B3-

         (c) This Agreement may be terminated with respect to a Portfolio at any time, without the payment of any penalty, (i) by the Board or by a vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to the Adviser or (ii) by the Adviser on 60 days' written notice to the Trust. This agreement shall terminate upon assignment.

         SECTION 9.  ACTIVITIES OF THE ADVISER

         (a) Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Adviser's right, or the right of any of the Adviser's officers, directors or employees who may also be a trustee, officer or employee of the Trust, or persons otherwise affiliated persons of the Trust to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

         (b) The Adviser represents that it is currently registered, and will during the entire period this Agreement is in effect be registered, as an investment adviser under the Advisers Act.

         SECTION 10.  LIMITATION OF INTERESTHOLDER AND TRUSTEE LIABILITY

         The Trustees of the Trust and the interestholders of each Portfolio shall not be liable for any obligations of the Trust or of the Portfolios under this Agreement, and the Adviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Portfolio to which the Adviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the interestholders of the Portfolios.

         SECTION 11. NOTICE

         Any notice or other communication required to be given pursuant to this Agreement shall be in writing or by telex and shall be effective upon receipt. Notices and communications shall be given, if to the Trust, at:

                  Two Portland Square
                  Portland, Maine 04101
                  Attention: Secretary

and if to the Adviser at:

                  Two Portland Square
                  Portland, Maine 04101
                  Attention: Secretary

         SECTION 12.  MISCELLANEOUS

         (a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and, if required by the Act, by a vote of a majority of the outstanding voting interests of the Portfolios thereby affected. No amendment to this Agreement or the termination of this Agreement with respect to a Portfolio shall effect this Agreement as it pertains to any other Portfolio.

         (b) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

                                      -B4-

         (c) This Agreement may be executed by the parties hereto on any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         (d) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

         (e) This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Delaware.

         (f) The terms "vote of a majority of the outstanding voting interests," "interested person," "affiliated person" and "assignment" shall have the meanings ascribed thereto in the Act to the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment," respectively.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

                              CORE TRUST (DELAWARE)


                                            --------------------------
                                            [                 ]
                                              Trustee

                                            FORUM INVESTMENT ADVISORS, LLC


                                            ------------------------
                                            John Y. Keffer
                                              President

                                      -B5-

M O N A R C H  F U N D S
---------------------------------------------------------------------------

---------------------------------------------------------------------------

Treasury Cash Fund
Government Cash Fund
Cash Fund
                                      PROXY
         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 12, 1997

--------------------------------------------------------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Revoking any such prior appointments, the undersigned appoints David I. Goldstein and Robert B. Campbell (or, if only one shall act, that one) proxies with the power of substitution to vote all of the shares of Treasury Cash Fund, Government Cash Fund and Cash Fund (the "Funds"), each a series of Monarch Funds (the "Trust"), registered in the name of the undersigned at the Special Meeting of Shareholders of the Funds to be held at the offices of Forum Financial Services, Inc., the Trust's manager and distributor, at Two Portland Square, Portland, Maine 04101, on Friday, December 12, 1997 at 2:00 p.m. Eastern time, and at any adjournment or adjournments thereof.


         PROPOSAL 1:

         To consider and act upon a proposal to authorized the Trust, on behalf of the Funds, to vote at a meeting of Core Trust (Delaware) to approve a new Investment Advisory Agreement between Core Trust (Delaware) and Forum Investment Advisors, LLC with respect to Treasury Cash Portfolio, Government Cash Portfolio and Cash Portfolio.

                         For |_|   Against |_|    Abstain |_|


Receipt is acknowledged of the Proxy Statement for the Special Meeting of Shareholders to be held on December 12, 1997. (NOTE: Checking the box labeled ABSTAIN will result in the shares covered by the Proxy being treated as if they were voted AGAINST the proposal.)



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  Authorized Signature                                                Date


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  Printed Name (and Title if Applicable)


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  Authorized Signature (Joint Investor)                               Date


------------------------------------------------------
  Printed Name (and Title if Applicable)